Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

Allianz Multi-Strategy Funds Prospectus

MAY 4, 2009

Allianz Global Investors Solutions Funds

Share Classes

This cover is not part of the Prospectus.

TARGET RISK FUNDS

Allianz Global Investors Solutions Retirement Income Fund

Allianz Global Investors Solutions Core Allocation Fund

Allianz Global Investors Solutions Growth Allocation Fund

TARGET DATE FUNDS

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions Funds

May 4, 2009 Share Classes A, B and C	This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), which are eight mutual funds offered by Allianz Funds Multi-Strategy Trust (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and its investment management affiliate, Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”), which serves as sub-adviser. As of March 31, 2009, Allianz Global Fund Management and its investment management affiliates managed approximately $767.2 billion.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Overview of Allianz Global Investors Solutions Funds

This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), mutual funds offered by the Trust.

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Fund’s investment strategy closely resembles that of the Allianz Global Investors Solutions Retirement Income Fund.

The Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Funds invest primarily in certain affiliated mutual funds, which are part of the group of investment companies consisting of the Trust (“Allianz Multi-Strategy Funds”), Allianz Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, and which are called “Underlying Funds” in this Prospectus. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Description of Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 19.

2	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds (continued)

The table below lists the investment objectives and compares certain investment characteristics of the Funds. See the “Summary of the Funds” for other important characteristics of the Funds and examples of return-generating and defensive assets.

Allianz Global Investors Solutions Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%
Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%
Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%
2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Date Fund might be suitable for an investor anticipating retirement on or about the target date of the Fund, as asset allocations of the Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Fund utilizes a “fund of funds” structure, your cost of investing in a Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Fund invests, in addition to directly bearing the Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

Prospectus	3

Overview of Allianz Global Investors Solutions Funds (continued)

Under “Summary of the Funds” you will find a description of each Fund’s investment objective, principal investments and strategies, principal risks, asset allocation strategies, performance information (once available) and fees and expenses. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Funds and the Underlying Funds.

It is possible to lose money on an investment in a Fund.  While each Fund provides a relatively high level of diversification in comparison to most mutual funds, the Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Fund’s relative diversification may be somewhat limited. Each Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Allianz Global Investors Solutions Fund	Ticker Symbols:
Retirement Income Fund	AGRAX (Class A) ARTCX (Class C)
Core Allocation Fund	PALAX (Class A) PALBX (Class B) PALCX (Class C)
Growth Allocation Fund	ASGAX (Class A) ASACX (Class C)
Allianz Global Investors Solutions 2015 Fund	AZGAX (Class A) AZGCX (Class C)
Allianz Global Investors Solutions 2020 Fund	AGLAX (Class A) ABSCX (Class C)
Allianz Global Investors Solutions 2030 Fund	ABLAX (Class A) ABLCX (Class C)
Allianz Global Investors Solutions 2040 Fund	AVSAX (Class A) AVSCX (Class C)
Allianz Global Investors Solutions 2050 Fund	ASNAX (Class A) ASNCX (Class C)

4	Allianz Multi-Strategy Funds

Summary of the Funds

Investment Objectives of the Funds	The Allianz Global Investors Solutions Funds listed above (each a “Fund”) are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds.  The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds.  Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

Prospectus	5

Summary of the Funds (continued)

In response to unfavorable market and other conditions, a Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step.  The first step is to divide the Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Target Risk Funds.  For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return-generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

Target Date Funds.  For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date.

6	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Second Step.  In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds.  For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Fund.

Target Date Funds.  For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

Prospectus	7

Summary of the Funds (continued)

Third Step.  The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Fund consisting primarily of Underlying Funds using the following core considerations:

•

Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

•	The consistency of each Underlying Fund’s risk-return profile.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

•	How the Underlying Fund impacts the expected risk-return profile of the total portfolio.

Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups. The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Fund on an ongoing basis. This annual analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

Matching a Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

The Retirement Income Fund is designed to represent the most conservative choice among the Funds and follows a target allocation that the Sub -Adviser believes is neither overly aggressive nor overly conservative for a typical retired investor. The Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility.

8	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Principal Risks	Allocation Risk. Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks.  The ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

A Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Fund invests. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Fund’s investment in a particular fund may exceed 25% of the Fund’s assets. To the extent that a Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable.

In addition, a Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk.  To the extent that a Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds.

Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Fund, are (in alphabetical order after the first three risks):

• Market Risk	• Fixed Income Risk	• Mortgage-Related and other Asset-Backed Risk
• Issuer Risk	• Focused Investment Risk
• Equity Securities Risk	• High Yield Risk	• Non-U.S. Investment Risk
• Commodity Risk	• Index Risk	• REIT and Real Estate-Linked Derivatives Risk
• Convertible Securities Risk	• Interest Rate Risk
• Credit Risk	• IPO Risk	• Short Selling Risk
• Currency Risk	• Leveraging Risk	• Smaller Company Risk
• Derivatives Risk	• Liquidity Risk	• Variable Distribution Risk
• Emerging Markets Risk	• Management Risk

Please see “Summary of Principal Risks” following the Summaries of the Funds for a description of these and other risks associated with an investment in a Fund and the Underlying Funds, Other Acquired Funds and other investments.

Performance Information – Retirement Income Fund	The Retirement Income Fund recently commenced operations and does not have a full calendar year of performance.

Prospectus	9

Summary of the Funds (continued)

Fees and Expenses – Retirement Income Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Retirement Income Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class C	None	1%(2)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.75%	0.25%	2.03%	0.66%	3.69%	2.51%	1.18%
Class C	0.75	1.00	2.03	0.66	4.44	2.51	1.93

(1)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.52% and 1.27% of the Fund’s average net assets attributable to Class A and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$664	$1,052	$664	$1,052
Class C	296	759	196	759

Performance Information – Core Allocation Fund

Shown below is summary performance information for the Core Allocation Fund. The summary performance information for the Core Allocation Fund is in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Core Allocation Fund by showing changes in its performance from year to year and by showing how the Core Allocation Fund’s average annual returns compare with the returns of broad-based securities market indexes and a performance average of other mutual funds with a similar investment strategy. The Core Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. The bar chart and the information to its right show performance of the Core Allocation Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Core Allocation Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Core Allocation Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Core Allocation Fund’s Class A, Class B and Class C performance is the historic performance of the Predecessor Fund’s Class A, Class B and Class C shares, respectively. Prior to the reorganization on May 4, 2009, the Predecessor Fund had a different sub-adviser and

10	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

substantially different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies. The Core Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Core Allocation Fund will perform in the future.

Calendar Year Total Returns — Class A	More Recent Return Information
	1/1/09–3/31/09	-6.03%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest (4/1/03–6/30/03)	12.81%
	Lowest (10/1/08–12/31/08)	-12.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)(8)
Class A — Before Taxes(1)	-31.15%	-0.74%	1.88%	2.79%
Class A — After Taxes on Distributions(1)	-33.05%	-2.47%	0.09%	0.96%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-20.05%	-1.34%	0.70%	1.46%
Class B	-31.06%	-0.65%	1.92%	2.83%
Class C	-28.32%	-0.33%	1.69%	2.60%
MSCI AC World Index(2)	-42.19%	-0.06%	-0.14%	1.75%
Barclays Capital U.S. Aggregate Index(3)	5.24%	4.65%	5.63%	5.53%
Russell 3000 Index(4)	-37.31%	-1.95%	-0.80%	1.12%
Lipper Mixed-Asset Target Allocation Moderate Funds Average(5)	-25.40%	-0.35%	1.14%	2.07%
Blended Index I(6)	-25.33%	2.23%	2.66%	3.81%
Blended Index II(7)	-22.18%	1.92%	2.76%	3.79%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Morgan Stanley Capital International (“MSCI”) AC World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index. The MSCI AC World Index replaced the Russell 3000 Index as a primary comparative index of the Fund because the Manager believes the MSCI AC World Index is more representative of the Fund’s investment strategies, which are different from those of the Predecessor Fund.

(3)

The Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers) is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(5)

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

(6)

The Blended Index I represents the blended performance of a hypothetical index developed by the Manager made up of 60% MSCI AC World Index and 40% Barclays Capital Global Aggregate Bond Index. The MSCI AC World Index is described above. The Barclays Capital Global Aggregate Index (formerly sponsored by Lehman Brothers) provides a broad-based measure of the global investment-grade fixed income debt markets. It is not possible to invest directly in the index. The Blended Index I replaced the Blended Index II as a comparative index of the Fund because the Manager believes the Blended Index I is more representative of the Fund’s current investment strategies.

(7)

The Blended Index II represents the blended performance of a hypothetical index developed by the Manager made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers). The Russell 3000 Index and Barclays Capital U.S. Aggregate Index are described above. The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to 9/1/06, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(8)	The Predecessor Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Prospectus	11

Summary of the Funds (continued)

Fees and Expenses – Core Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Core Allocation Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class B	None	5%(2)	None
Class C	None	1%(3)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.85%	0.25%	0.21%	0.76%	2.07%	0.75%	1.32%
Class B	0.85	1.00	0.21	0.76	2.82	0.75	2.07
Class C	0.85	1.00	0.21	0.76	2.82	0.75	2.07

(1)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has agreed, for the Fund’s fiscal year ending November 30, 2009, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.32%, 2.07% and 2.07% of the Fund’s average net assets attributable to Class A, Class B and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. The Examples also assume conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$677	$945	$1,234	$2,053	$677	$945	$1,234	$2,053
Class B	710	949	1,314	2,022	210	649	1,114	2,022
Class C	310	649	1,114	2,400	210	649	1,114	2,400

12	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information – Growth Allocation Fund	The Growth Allocation Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses – Growth Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Growth Allocation Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class C	None	1%(2)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.85%	0.25%	2.03%	0.85%	3.98%	2.59%	1.39%
Class C	0.85	1.00	2.03	0.85	4.73	2.59	2.14

(1)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.54% and 1.29% of the Fund’s average net assets attributable to Class A and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$684	$1,105	$684	$1,105
Class C	317	814	217	814

Prospectus	13

Summary of the Funds (continued)

Performance Information – 2015 Fund	The 2015 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses – 2015 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the 2015 Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class C	None	1%(2)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.80%	0.25%	2.03%	0.72%	3.80%	2.58%	1.22%
Class C	0.80	1.00	2.03	0.72	4.55	2.58	1.97

(1)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.50% and 1.25% of the Fund’s average net assets attributable to Class A and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$667	$1,068	$667	$1,068
Class C	300	775	200	775

14	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information – 2020 Fund	The 2020 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses – 2020 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the 2020 Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class C	None	1%(2)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.80%	0.25%	2.03%	0.73%	3.81%	2.55%	1.26%
Class C	0.80	1.00	2.03	0.73	4.56	2.55	2.01

(1)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.53% and 1.28% of the Fund’s average net assets attributable to Class A and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$671	$1,073	$671	$1,073
Class C	304	781	204	781

Prospectus	15

Summary of the Funds (continued)

Performance Information – 2030 Fund	The 2030 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses – 2030 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the 2030 Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class C	None	1%(2)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.85%	0.25%	2.03%	0.74%	3.87%	2.50%	1.37%
Class C	0.85	1.00	2.03	0.74	4.62	2.50	2.12

(1)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.63% and 1.38% of the Fund’s average net assets attributable to Class A and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$682	$1,085	$682	$1,085
Class C	315	794	215	794

16	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information – 2040 Fund	The 2040 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses – 2040 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the 2040 Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class C	None	1%(2)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.85%	0.25%	2.03%	0.82%	3.95%	2.57%	1.38%
Class C	0.85	1.00	2.03	0.82	4.70	2.57	2.13

(1)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.56% and 1.31% of the Fund’s average net assets attributable to Class A and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$683	$1,102	$683	$1,102
Class C	316	811	216	811

Prospectus	17

Performance Information – 2050 Fund	The 2050 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses – 2050 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the 2050 Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)
Class A	5.50%	1%(1)	None
Class C	None	1%(2)	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class A	0.85%	0.25%	2.03%	0.83%	3.96%	2.57%	1.39%
Class C	0.85	1.00	2.03	0.83	4.71	2.57	2.14

(1)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”). The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Funds not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.56% and 1.31% of the Fund’s average net assets attributable to Class A and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$684	$1,105	$684	$1,105
Class C	317	814	217	814

18	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Summary of Principal Risks

As the Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Funds” includes both the Funds and the Underlying Funds.

Each of the Funds is generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities.

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s investments as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summary and are summarized in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in a Fund.

The following summarizes principal risks associated with investments in the Underlying Funds, Other Acquired Funds and direct investments by the Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-426-0107.

Underlying Fund and Other Acquired Fund Risks	Because each Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-426-0107.

Allocation Risk

Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Fund is that the Sub-Adviser will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting

Prospectus	19

the Underlying Funds and other investments in which each Fund invests. The Sub-Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). Generally, the price of a convertible security will vary in some proportion to changes in the price of the underlying security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives Risk” below.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income instrument (including a security purchased with securities lending cash collateral, if a Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”). The Funds that invest in fixed income instruments (particularly underlying bond funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed income instruments are subject to some credit risk, whether the issuers of the securities are

20	Allianz Multi-Strategy Funds

corporations, states and local governments or non-U.S. governments. Even certain U.S. Government securities are subject to credit risk. Some Funds may invest 25% or more of their assets in obligations issued by U.S. banks. Such Funds will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Currency Risk	To the extent that a Fund invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, it may be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk	Funds that invest in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, or adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests

Prospectus	21

of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to this risk.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing investments in a small number of issuers, industries, foreign currencies or regions increases risk to the Funds. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the net asset value of those Funds. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

22	Allianz Multi-Strategy Funds

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Fund normally invests in a number of different Underlying Funds, to the extent that a Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income instruments rated lower than Baa by Moody’s or BBB by S&P or Fitch, or unrated securities determined to be of comparable quality. Underlying bond funds which invest in high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying bond fund’s ability to sell them. See “Liquidity Risk” below. If an issuer of a security is in default with respect to interest or principal payments, an underlying bond fund may lose its entire investment.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income instruments will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income instruments held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income instruments with similar durations.

Variable and floating rate securities are generally less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Certain Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Prospectus	23

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, short sales, reverse repurchase agreements, and when-issued, delayed-delivery or forward commitment transactions. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in a Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets, periods of relative illiquidity, volatility or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sectors, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income instruments may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income instruments.

Mortgage-Related and Other Asset-Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies

24	Allianz Multi-Strategy Funds

representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest a substantial amount of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. See “Tax Consequences.”

REIT and Real Estate-Linked Derivatives Risk	A Fund that invests in REITs or real estate-linked derivative instruments is subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and in the credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, the Fund will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause that Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk	To the extent a Fund makes use of short sales for investment and risk management purposes, it will be subject to risks associated with selling short. One of the Underlying Funds, the Allianz NACM Global Equity 130/30 Fund, utilizes short sales as a principal investment strategy. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk

The general risks associated with investing in equity securities, as well as liquidity risk, are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional

Prospectus	25

exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Underlying Funds

Because each Fund intends to invest its assets primarily in Underlying Funds, and none of the Underlying Funds is offered in this Prospectus, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Funds may invest in additional funds of Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds, PIMCO Funds or other affiliated and non-affiliated funds created in the future. Allianz Funds and Allianz Multi-Strategy Funds are advised by Allianz Global Fund Management. The Nicholas-Applegate Institutional Funds are advised by Nicholas-Applegate Capital Management LLC (“NACM”). The PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). NACM and PIMCO are affiliated with Allianz Global Fund Management, as both entities are indirect subsidiaries of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds:	1-800-426-0107
Allianz Funds Multi-Strategy Trust:	1-800-426-0107
Nicholas-Applegate Institutional Funds:	1-800-551-8043
PIMCO Funds:	1-800-426-0107

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$3 billion or more
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index

26	Allianz Multi-Strategy Funds

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more
CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations
NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	50–100	All capitalizations
NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Same as the Russell 1000 Growth Index
NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
NACM International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion
NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion

Prospectus	27

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
RCM Disciplined International Equity(1)	Long-term capital appreciation	Equity securities of companies worldwide	50–115	Greater than $1.5 billion
RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	75–150	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more
RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P Small- Cap 600 Index
RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations
RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million
RCM Wellness	Long-term capital appreciation	Equity securities of wellness-related companies	30–60	All capitalizations

(1)	Effective April 30, 2009, the Underlying Fund’s name was changed from RCM International Growth Equity Fund to RCM Disciplined International Equity Fund.

	Allianz Multi- Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds Multi-Strategy Trust	NACM Global Equity 130/30	Long-term capital appreciation	Long and short positions in equity securities of companies worldwide	60–130 long positions 40–70 short positions	All capitalizations

28	Allianz Multi-Strategy Funds

	Allianz Multi- Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
	NACM International Growth	Maximize long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations
	RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations
	RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	50–80	Greater than $1.5 billion
	RCM Global EcoTrendsSM	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations
	RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations
	RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

	Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate Institutional Funds	Nicholas-Applegate Emerging Markets	Long-term capital appreciation	Emerging equity markets	100–150	MSCI Emerging Markets Index
	Nicholas-Applegate Global Select	Long-term capital appreciation	Global equity markets	50–100	All capitalizations
	Nicholas-Applegate International All Cap Growth	Current income and capital growth	International equity securities of all market capitalizations	50–100	All capitalizations
	Nicholas-Applegate International Growth Opportunities	Long-term capital appreciation	Securities of non-U.S. growth companies	50–100	Smallest 20% of Citigroup World Ex-U.S. BMI Index
	Nicholas-Applegate International Systematic	Long-term capital appreciation	International equity markets	100–150	MSCI EAFE Index
	Nicholas-Applegate U.S. Convertible(1)	Maximize total return consisting of capital appreciation and current income	Securities that are convertible into common stock	60–80	All capitalizations
	Nicholas-Applegate U.S. Emerging Growth	Long-term capital appreciation	Smaller capitalization common stocks of U.S. companies	130–170	Russell 200 Growth Index
	Nicholas-Applegate U.S. High Yield Bond(2)	Current income and capital growth	U.S. corporate high yield bonds	N/A	N/A
	Nicholas-Applegate Small to Mid Cap	Long-term capital appreciation	Mid-cap growth companies	125–170	Russell 2500 Growth Index
	Nicholas-Applegate U.S. Micro Cap Growth	Long-term capital appreciation	Micro capitalization common stocks of U.S. companies	100–140	Russell Microcap Growth Index
	Nicholas-Applegate U.S. Systematic Large Cap Growth	Long-term capital appreciation	Large capitalization stock of growth companies	70	Russell 1000 Growth Index
	Nicholas-Applegate U.S. Ultra Micro Cap	Long-term capital appreciation	Micro capitalization growth. Companies	60–90	Below the Russell Microcap Growth Index

(1)	The Nicholas-Applegate U.S. Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)	The Nicholas-Applegate U.S. High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

Prospectus	29

	PIMCO Fund(7)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Short Duration	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% below Baa	0%
	PIMCO Commodity-RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% below Baa	0-30%
	PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0-30%
	PIMCO Developing Local Markets	Currencies or fixed income instruments Denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% below B	≥ 80%(3)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% below B	≥ 80%(3)
	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% below B	≥ 80%(3)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0-30%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% below B	No Limitation
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥ 80%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥ 80%(3)
	PIMCO Fundamental Advantage Tax Efficient Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments, a substantial portion of which is comprised of high yield municipal securities	4–11 years	No limitation	No limitation
	PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	1–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™	Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™ TR	Enhanced RAFI™ 1000 derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%

30	Allianz Multi-Strategy Funds

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	8 years	Max 15% below B	No Limitation
PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income instruments issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
PIMCO High Yield	Higher-yielding fixed income instruments	+/– 2 years of its benchmark	Caa to Aaa; min 80% below Baa subject to Max 5% Caa	0–20%
PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below B	No limitation
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Investment Grade Corporate Bond	Corporate fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long-Term U.S. Government	Long-term maturity fixed income instruments	> 8 years	A to Aaa	0%
PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%

Prospectus	31

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Money Market	Money market instruments	< 90 days dollar-weighted average maturity	Min 95% Prime 1; < 5% Prime 2	0%
PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Mortgage Backed Securities(5)	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa
PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	< 10 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return Asset	Inflation-indexed fixed income instruments	+/– 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	< 3 years	Baa to Aaa	0%
PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	< 1 year	B to Aaa; max 10% below Baa	0–10%
PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of short-term fixed income instruments	1 year–2 years beyond BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income instruments	< 1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%

32	Allianz Multi-Strategy Funds

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return II	Intermediate maturity fixed income instruments with quality, non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% below Aaa	0%
PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% below Baa	No limitation

(1)	As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)

Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(6)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(7)

The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager, or its affiliate, acts as investment adviser or investment manager to each of the Underlying

Prospectus	33

Funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2009, the Manager and its investment management affiliates had approximately $767.2 billion in assets under management.

The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Sub-Adviser	Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) selects the Underlying Funds and other investments in which the Funds may invest and allocates the Funds’ assets among the Underlying Funds and other investments. AGI Solutions is located at 600 West Broadway, San Diego, CA 92101. AGI Solutions provides advisory services to mutual funds and institutional accounts, and may also provide consulting and research services. Although many of the investment professionals and senior personnel at the Sub-Adviser have significant industry experience at other Allianz entities and elsewhere, the Sub-Adviser only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts. As of March 31, 2009, the Sub-Adviser had approximately $17.6 million in assets under management.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience
Stephen Sexauer	2008-2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management, LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008-2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

*	The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

Management Fees	Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters (the “Management Fee.”) The Manager (and not the Fund) pays a portion of the Management Fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of the Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

34	Allianz Multi-Strategy Funds

The Funds commenced operations during the current fiscal year, and they have agreed to pay monthly Management Fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fees
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%

A discussion regarding the basis for the approval by the Board of Trustees of the investment management agreement between the Manager and each Fund, and the sub-advisory agreement between the Manager and the Sub-Adviser with respect to the Funds, will be available in the semi-annual report to shareholders for the fiscal period ending May 31, 2009 (in the case of the Core Allocation Fund, the annual report for that Fund’s fiscal year ending June 30, 2009).

Management Fee Waiver.  For each Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements.  With respect to each Fund other than the Core Allocation Fund, the Manager has contractually agreed until March 31, 2010 to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the amount specified for each share class of each Fund under “Summary of the Funds—Fees and Expenses of the Funds” as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

With respect to the Core Allocation Fund only, the Manager has agreed, for the Core Allocation Fund’s fiscal year ending November 30, 2009, to waive its Management Fee, or reimburse the Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.32%, 2.07% and 2.07% of the Core Allocation Fund’s average net assets attributable to Class A, Class B and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•	The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

Prospectus	35

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Funds” in the “Summary of the Funds” above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)		Total Fund Operating Expenses
Allianz Funds
CCM Capital Appreciation	0.67%		0.02%		0.69%
CCM Emerging Companies	1.50	(3)	0.01		1.51
CCM Focused Growth	0.70		0.02		0.72
CCM Mid-Cap	0.68		0.01		0.69
NACM Emerging Markets Opportunities	1.35		0.03		1.38
NACM Global	1.05		0.01		1.06
NACM Growth	0.75		0.02		0.77
NACM Income & Growth	0.90		0.02		0.92
NACM International	1.05		0.02		1.07
NACM Mid-Cap Growth	0.90		0.06		0.96
NACM Pacific Rim	1.35		0.02		1.37
NFJ All-Cap Value	0.90		0.01		0.91
NFJ Dividend Value	0.65	(5)	0.02		0.67
NFJ International Value	1.03		0.01		1.04
NFJ Large-Cap Value	0.69		0.01		0.70
NFJ Mid-Cap Value	0.85		0.03		0.88
NFJ Small-Cap Value	0.81	(7)	0.01		0.82
OCC Growth	0.75		0.01		0.76
OCC Opportunity	0.90		0.01		0.91
OCC Renaissance	0.84	(4)	0.01		0.85
OCC Target	0.79		0.02		0.81
RCM Disciplined International Equity	0.95		0.01		0.96
RCM Global Resources	1.05		0.02		1.07
RCM Global Small-Cap	1.35		0.02		1.37
RCM Large-Cap Growth	0.70		0.01		0.71
RCM Mid-Cap	0.72		0.01		0.73
RCM Small-Cap Growth	1.10		0.02		1.12
RCM Strategic Growth	1.25		0.13		1.38
RCM Technology	1.19		0.06		1.25
RCM Wellness	1.25		0.02		1.27
Allianz Multi-Strategy Funds NACM Global Equity 130/30 NACM International Growth	1.10 0.85		1.25 1.35	(14) (15)	2.35 1.20	(16) (16)
RCM All Horizons	0.95		0.35	(14)	1.30	(16)
RCM Disciplined Equity	0.70		0.28	(14)	0.98	(16)
RCM Global EcoTrendsSM	1.00		1.02	(14)	2.02
RCM Global Water	0.95		0.61	(14)	1.56
RCM International Opportunities	0.85		0.35	(14)	1.20	(16)
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.55		0.00		0.45
PIMCO California Short Duration Municipal Bond	0.35		0.00		0.35
PIMCO CommodityRealReturn Strategy	0.74		0.01		0.75	(6)
PIMCO Convertible	0.65		0.11		0.76
PIMCO Developing Local Markets	0.85		0.00		0.85
PIMCO Diversified Income	0.75		0.08		0.83
PIMCO Emerging Local Bond	0.85		0.00		0.85
PIMCO Emerging Markets Bond	0.85		0.00		0.85
PIMCO Extended Duration	0.50		0.00		0.50
PIMCO Floating Income	0.55		0.01		0.56
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50		0.38		0.88
PIMCO Foreign Bond (Unhedged)	0.50		0.31		0.81
PIMCO Fundamental Advantage Tax Efficient Strategy	0.89		0.00		0.89
PIMCO Fundamental Advantage Total Return Strategy	0.89		0.00		0.89
PIMCO Fundamental IndexPLUS™	0.60		0.00		0.70
PIMCO Fundamental IndexPLUS™ TR	0.79		0.00		0.79
PIMCO Global Advantage Strategy Bond	0.70		0.10		0.80
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55		0.47		1.02

36	Allianz Multi-Strategy Funds

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
PIMCO Global Bond (Unhedged)	0.55		0.29	0.84
PIMCO GNMA	0.50		0.45	0.95
PIMCO High Yield	0.50	(10)	0.01	0.51
PIMCO High Yield Municipal Bond	0.55		0.00	0.55
PIMCO Income	0.45		1.04	1.49
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75		0.76	1.51
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64		0.64	1.28
PIMCO Investment Grade Corporate Bond	0.50		0.07	0.57
PIMCO Long Duration Total Return	0.50		0.00	0.50
PIMCO Long Term U.S. Government	0.48		0.00	0.48
PIMCO Low Duration	0.43	(11)	0.00	0.43
PIMCO Low Duration II	0.50		0.01	0.51
PIMCO Low Duration III	0.50		0.04	0.54
PIMCO Moderate Duration	0.45	(12)	0.00	0.45
PIMCO Money Market	0.32		0.00	0.32
PIMCO Mortgage-Backed Securities(8)	0.50		0.70	1.20
PIMCO Municipal Bond	0.47		0.08	0.55
PIMCO New York Municipal Bond	0.45		0.00	0.45
PIMCO Real Return Asset	0.60	(9)	0.01	0.61
PIMCO Real Return	0.45		0.00	0.45
PIMCO RealEstate-RealReturn Strategy	0.74		0.00	0.74
PIMCO Short Duration Municipal Income	0.35		0.00	0.35
PIMCO Short-Term	0.45		0.01	0.46
PIMCO Small Cap StocksPLUS® TR	0.69		0.00	0.69
PIMCO StocksPLUS®	0.50		0.09	0.59
PIMCO StocksPLUS® Total Return	0.64		0.00	0.64
PIMCO StocksPLUS® TR Short Strategy	0.69		0.00	0.69
PIMCO Total Return	0.43	(13)	0.06	0.49
PIMCO Total Return II	0.50		0.32	0.82
PIMCO Total Return III	0.50		0.25	0.75
PIMCO Unconstrained Bond	0.90		0.02	0.92

(1)

“Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 1.15%.
(4)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.
(5)

Effective January 1, 2008, the Underlying Fund’s Advisory Fee became subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Underlying Fund’s average daily net assets.

(6)

The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(7)

Effective January 1, 2007, the Underlying Fund’s advisory fee became subject to reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Underlying Fund’s average net assets.

(8)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(9)	Effective October 1, 2008, the Advisory Fees for the Real Return Asset Fund were reduced to an annual rate of 0.30%.
(10)	Effective October 1, 2008, the High Yield Fund’s supervisory and administrative fee was increased to 0.30% per annum.
(11)	Effective October 1, 2008, the Low Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(12)	Effective October 1, 2008, the Moderate Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(13)	Effective October 1, 2008, the Total Return Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(14)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ended November 30, 2008.
(15)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ending November 30, 2009.
(16)

Reflects the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, exceed the Total Fund Operating Expenses figure reflected in the table.

Prospectus	37

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Class I and II shares):
Underlying Fund (Nicholas-Applegate Institutional Funds)	Advisory Fees	Administrative Fees	Other Expenses(2)	Total Fund Operating Expenses
Nicholas-Applegate Emerging Markets (Class II)	0.90%	0.32%	0.10%	1.32%
Nicholas-Applegate Global Select (Class II)	0.65	0.42	0.06	1.13
Nicholas-Applegate All Cap Growth (Class I)	0.85	0.27	0.05	1.17
Nicholas-Applegate International Growth Opportunities (Class II)	0.70	0.54	0.03	1.27
Nicholas-Applegate International Systematic (Class II)	0.50	0.33	0.05	0.88
Nicholas-Applegate U.S. Convertible (Class II)	0.55	0.34	0.04	0.93
Nicholas-Applegate U.S. Emerging Growth (Class I)	0.75	0.41	0.05	1.21
Nicholas-Applegate U.S. High Yield Bond (Class II)	0.40	0.15	0.03	0.58
Nicholas-Applegate U.S. Small to Mid-Cap Growth (Class I)	0.50	0.40	0.05	0.95
Nicholas-Applegate U.S. Micro Cap (Class I)	1.00	0.54	0.04	1.58
Nicholas-Applegate U.S. Systematic Large Cap (Class II)	0.45	0.49	0.05	0.99
Nicholas-Applegate U.S. Ultra Micro Cap (Class I)	1.50	0.73	0.02	2.25

(1)

While the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds have a combined Management Fee, Nicholas-Applegate Institutional Funds has an advisory fee and an administrative fee, which are paid by an Underlying Fund to the Adviser for furnishing an investment program, either directly or through others selected by it, and to the Administrator for providing administrative services for the Fund and bearing the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., interest expenses and pro rata trustee fees) attributable to the Class I and Class II shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

Potential Conflicts of Interest	The Sub-Adviser has broad discretion to allocate and reallocate the Funds’ assets among the Underlying Funds consistent with the Funds’ investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Funds invest. In this regard, the Manager or the Sub-Adviser may have a financial incentive for the Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and the Sub-Adviser to invest the Funds’ assets in Underlying Funds and Other Acquired Funds. The Sub-Adviser and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Distributor	The Trust’s distributor Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) is an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters	In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

38	Allianz Multi-Strategy Funds

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds and the Underlying Funds. However, Allianz Global Fund Management, AGI Solutions and AGID believe that these matters are not likely to have a material adverse effect on the Funds and the Underlying Funds or on Allianz Global Fund Management’s, AGI Solutions’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds and the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGI Solutions or AGID to perform their respective contracts with respect to the Funds and the Underlying Funds.

Prospectus	39

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Core Allocation Fund and Class A and Class C shares of the other Funds in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares	•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B and Class C shares.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1.00% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•	Class A shares do not convert into any other class of shares.

Class B Shares	•	Class B shares are offered only for the Core Allocation Fund as of the date of this Prospectus.

•

You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Core Allocation Fund for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•

Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares of the Predecessor Fund purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares convert into Class A shares after they have been held for seven years (eight years for Class B shares of the Predecessor Fund purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

40	Allianz Multi-Strategy Funds

Class C Shares	•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1.00% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges—Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1.00% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust, Allianz Funds or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

Prospectus	41

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Guide for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds or the Underlying Funds; employees of the Manager, the Sub-Adviser, the Trust’s other sub-advisers, and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Funds’ Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

42	Allianz Multi-Strategy Funds

Class B and Class C Shares	As discussed above, Class B and Class C shares are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares of the Predecessor Fund purchased after September 30, 2004 convert into Class A shares of the Core Allocation Fund. As noted above, Class B shares of the Predecessor Fund purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares of the Core Allocation Fund after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1.00% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this approach, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest or no CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for a Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Prospectus	43

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares of the Core Allocation Fund or the Predecessor Fund purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares of the Predecessor Fund purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, the Manager and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Funds, other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a

44	Allianz Multi-Strategy Funds

financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms. In addition, the Manager may make arrangements for a Fund to make payments, directly or through the Manager or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain services with respect to Class A, Class B and Class C shares of a Fund in nominee or street name, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agent or other service providers. These payments may be material to financial intermediaries relative to other compensation paid by a Fund and/or the Distributor, the Manager and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ from amounts paid by a Fund to the Trust’s transfer agents for providing similar services to other accounts. The Distributor and the Manager do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor. Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Trust, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Funds, the Distributor and the Manager to financial firms, please see the Statement of Additional Information and Guide.

Prospectus	45

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), a Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The use of fair value pricing by Funds may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Funds’ shares may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds. The calculation of the Funds’ NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

46	Allianz Multi-Strategy Funds

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide	More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide (the “Guide”), which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments	When you buy shares of a Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by the Distributor from a broker or dealer after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker or dealer from its customer prior to the NAV determination and was received by the Distributor before 9:30 a.m., Eastern time, on the following business day. Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

Prospectus	47

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Investment Minimums	The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust, Allianz Funds, and PIMCO Funds exceeds $50,000. The Funds do not currently impose a small account fee.

Exchanging Shares	Except as provided below and/or in the applicable funds’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other fund of the Trust, Allianz Funds or PIMCO Funds. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions set forth) in the Trust’s Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of

48	Allianz Multi-Strategy Funds

terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Funds and the Underlying Funds will not always be able to detect market timing activity, investors should not assume that the Funds or the Underlying Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds or the Underlying Funds. For example, it is more difficult for the Funds or the Underlying Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Underlying Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since many of the Underlying Funds intend to invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Underlying Funds’ non-U.S. portfolio securities and the determination of such Underlying Funds’ (and the Funds’) net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Underlying Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or high-yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to a Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s

Prospectus	49

underlying beneficial owners. This makes it more difficult for a Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to a Fund, there can be no assurance of success in this regard.

Selling Shares	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•

Directly from the Trust by written request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 (regular mail) or Allianz Global Investors Distributors LLC, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809 (overnight mail):

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) share certificates (not currently issued by the Trust), if any, for the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by Boston Financial Data Services, Inc. (the “Transfer Agent”) for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions of up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent

•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

50	Allianz Multi-Strategy Funds

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for a Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone redemption payments for more than seven days, as permitted by law.

Timing of Redemption Payments	Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind	The Trust has agreed to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees	The Funds do not currently charge redemption fees. However, retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares. These other restrictions may be stricter than those maintained by the Funds. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Shareholders will receive 60 days’ notice of any material changes to the Funds’ policies with respect to redemption fees, unless otherwise permitted by law.

Certificated Shares	The Trust currently does not, and has no intention to, issue share certificates. Should it do so in the future, and if you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee	When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

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Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person who opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Retirement Income Fund and Core Allocation Fund intend to declare and distribute income dividends to shareholders of record at least quarterly. The other Funds intend to declare and distribute income dividends at least annually. The amounts of the Funds’ income distributions to shareholders are expected to vary with market fluctuations and the rate or size of the Underlying Funds’ distributions.

In addition, the Funds intend to distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option as described below.

•

Invest all distributions in shares of the same class of any other fund of the Trust, Allianz Funds or PIMCO Funds that offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

52	Allianz Multi-Strategy Funds

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Fund Distributions	If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that a Fund owned for 12 months or less generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions from the Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to U.S. federal income tax for shareholders as capital gains. When you exchange shares of a Fund for shares of another fund, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to U.S. federal income tax as capital gains.

Prospectus	53

•

Redemption by a Fund of Underlying Fund Shares.  Depending on a Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause you to recognize higher amounts of ordinary income than if you had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sale of Underlying Fund shares that have generated losses.

•

A Note on Non-U.S. Investments.  An Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You will not be able to claim a credit or deduction with respect to foreign taxes. In addition, an Underlying Fund’s investment in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of distributions.

•

Backup Withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

This section summarizes some of the U.S. federal income tax considerations generally applicable to investment by U.S. persons investing in the Funds; considerations under other tax laws and for non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

As each Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-426-0107 (for Allianz Funds, Allianz Multi-Strategy Funds or PIMCO Funds) or 1-800-551-8043 (for Nicholas-Applegate Institutional Funds).

54	Allianz Multi-Strategy Funds

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio managers have placed on it. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require that Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Prospectus	55

Initial Public Offerings	Securities purchased in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to that Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on that Fund’s performance will generally decrease.

Non-U.S. Securities	The Underlying Funds (other than the Underlying Funds sub-advised by RCM Capital Management LLC (“RCM”)) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The Underlying Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. ADRs, EDRs and GDRs are considered by the Funds to be types of equity securities.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Foreign Currencies” below.

Emerging Market Securities

The Funds may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets,

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which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Funds to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	The Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that a Fund engages in foreign currency transactions, it will be subject to the additional risk that the relative value of currencies will be different than anticipated by that Fund’s portfolio manager(s).

Derivatives

The Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which that Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange

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rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that a Fund may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of the Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rate and foreign currencies. A description of these and other derivative instruments that a Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio managers of a Fund may wish to retain that Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using

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derivatives for a Fund, that Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because that Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income instruments, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income instruments, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Instruments	As used in this Prospectus, the term “fixed income instruments” includes, but is not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Funds may invest in derivatives based on fixed income instruments.

Fixed income instruments are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income instruments are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income instruments can be expected to decline. Fixed income instruments with longer “durations” (a measure of the expected life of a fixed income instrument that is used to determine the

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sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities	Securities rated below investment grade, i.e., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield” securities or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income instruments. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income instruments rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income instruments, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income instruments by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Funds will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager and the Sub-Adviser do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income instruments. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, that Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if that Fund invested exclusively in higher-quality and rated securities.

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Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the Statement of Additional Information for more information.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease that Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Funds may lend portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Target Risk and Target Date Funds may lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Funds’ assets. The Target Risk and Target Date Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

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Short Sales	The Funds may make use of short sales for investment and risk management purposes, including when a sub-adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in that Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the lending broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to that Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, as of the date of this Prospectus, the Allianz NACM Global Equity 130/30 Fund, an Underlying Fund, is currently unable to engage in short sales of individual securities on practicable terms in light of its long-short investment strategy, and currently seeks all of its short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

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When-Issued, Delayed Delivery and Forward Commitment Transactions	The Funds may purchase securities which they are eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at that Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, that Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	The Funds may enter into reverse repurchase agreements and dollar rolls, subject to each Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund may also borrow money to the extent permitted under the 1940 Act, subject to any policies of that Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Manager or its affiliates. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. See “Leveraging Risk.”

Further, a Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities	The Funds may invest in illiquid securities so long as not more than 15% of the value of any Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Funds’ Sub-Advisers may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts	The Funds may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in

Prospectus	63

property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities, and as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	As discussed above, the Funds may invest primarily in other investment companies, including exchange-traded funds (ETFs). As a shareholder of an investment company, the Funds may indirectly bear service and other fees which are in addition to the fees a Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets, those amounts are reflected in that Fund’s expense table in the Fund Summary.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, the Funds may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. None of the Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	Certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ relatively small size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

64	Allianz Multi-Strategy Funds

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings	A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	65

Financial Highlights

Because the Retirement Income Fund, the Growth Allocation Fund, the 2015 Fund, the 2020 Fund, the 2030 Fund, the 2040 Fund and the 2050 Fund have recently commenced operations, financial highlights are not available for those Funds.

The financial highlights table below is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Core Allocation Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. The financial information shown below is that of Class A, Class B and Class C shares of the Allianz Global Investors Multi-Style Fund, the Core Allocation Fund’s predecessor (the “Predecessor Fund”), which reorganized into the Core Allocation on May 4, 2009. In the absence of such reorganization, the Core Allocation Fund would not have any financial information to disclose. Except where indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the June 30, 2008 annual report to shareholders of the Predecessor Fund. The information for the period ended December 31, 2008 is included in the Predecessor Fund’s semi-annual report to shareholders, and is unaudited. The Predecessor Fund’s most recent annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Class A
12/31/2008+	$10.62	$0.21	$(2.50)	$(2.29)	$(0.32)
06/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)
06/30/2007	11.78	0.24	1.47	1.71	(0.77)
06/30/2006	11.08	0.19	0.80	0.99	(0.16)
06/30/2005	10.60	0.22	0.50	0.72	(0.24)
06/30/2004	9.28	0.24	1.29	1.53	(0.21)
Class B
12/31/2008+	$10.70	$0.16	$(2.51)	$(2.35)	$(0.27)
06/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)
06/30/2007	11.72	0.15	1.46	1.61	(0.61)
06/30/2006	11.01	0.10	0.81	0.91	(0.07)
06/30/2005	10.55	0.14	0.48	0.62	(0.16)
06/30/2004	9.25	0.17	1.29	1.46	(0.16)
Class C
12/31/2008+	$10.68	$0.17	$(2.52)	$(2.35)	$(0.27)
06/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)
06/30/2007	11.72	0.15	1.46	1.61	(0.63)
06/30/2006	11.01	0.10	0.81	0.91	(0.07)
06/30/2005	10.55	0.14	0.48	0.62	(0.16)
06/30/2004	9.25	0.16	1.26	1.42	(0.12)

*	Annualized
+	Unaudited
(a)	Calculated on average shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses.
(c)	Less than $0.01 per share.

66	Allianz Multi-Strategy Funds

Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$–	$–	$(0.32)	$–	(c)	$8.01	(21.67)%	$46,523	0.65	%*	4.55	%*	14%
(0.32)	(0.14)	(1.32)	–	(c)	10.62	(5.45)	63,265	0.65		2.74		17
(0.15)	–	(0.92)	–	(c)	12.57	14.82	70,370	0.72		1.98		17
(0.13)	–	(0.29)	–	(c)	11.78	9.03	65,643	0.65		1.65		6
–	–	(0.24)	–		11.08	6.84	48,049	0.65		2.04		25
–	–	(0.21)	–		10.60	16.21	35,618	0.65		2.34		23

$–	$–	$(0.27)	$–	(c)	$8.08	(21.98)%	$33,476	1.40	%*	3.34	%*	14%
(0.32)	$(0.14)	(1.15)	–	(c)	10.70	(6.07)	60,519	1.40		2.03		17
(0.15)	–	(0.76)	–	(c)	12.57	13.98	82,725	1.47		1.19		17
(0.13)	–	(0.20)	–	(c)	11.72	8.20	80,506	1.40		0.86		6
–	–	(0.16)	–		11.01	5.91	71,858	1.40		1.30		25
–	–	(0.16)	–		10.55	15.39	62,692	1.40		1.64		23

$–	$–	$(0.27)	$–	(c)	$8.06	(22.00)%	$87,252	1.40	%*	3.57%		14%
(0.32)	(0.14)	(1.16)	–	(c)	10.68	(6.10)	138,659	1.40		1.99		17
(0.15)	–	(0.78)	–	(c)	12.55	14.06	168,495	1.47		1.23		17
(0.13)	–	(0.20)	–	(c)	11.72	8.21	140,987	1.40		0.87		6
–	–	(0.16)	–		11.01	5.92	120,586	1.40		1.31		25
–	–	(0.12)	–		10.55	15.35	100,419	1.40		1.61		23

Prospectus	67

Allianz Funds Multi-Strategy Trust

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. When available, the Funds’ annual report will discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In addition, the current prospectuses of the Trust, of Allianz Funds, and of PIMCO Funds relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI and the financial statements included in the Allianz Global Investors Multi-Style Fund’s most recent annual and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes.

The SAI includes the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet containing more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, the Funds and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds and the Underlying Funds.

File No. 811-22167

68	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds

Not part of the Prospectus

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

Allianz Global Investors Solutions LLC, 600 West Broadway, San Diego, CA 92101

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Multi-Strategy Funds, Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 12/31/08.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your investment advisor.

This cover is not part of the Prospectus	AZ700_24738

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

Allianz Multi-Strategy Funds Prospectus

MAY 4, 2009

Allianz Global Investors Solutions Funds

Share Class

This cover is not part of the Prospectus.

TARGET RISK FUNDS

Allianz Global Investors Solutions Retirement Income Fund

Allianz Global Investors Solutions Core Allocation Fund

Allianz Global Investors Solutions Growth Allocation Fund

TARGET DATE FUNDS

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions Funds

May 4, 2009 Share Class D	This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), which are eight mutual funds offered by Allianz Funds Multi-Strategy Trust (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and its investment management affiliate, Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”), which serves as sub-adviser. As of March 31, 2009, Allianz Global Fund Management and its investment management affiliates managed approximately $767.2 billion.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Overview of Allianz Global Investors Solutions Funds

This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), mutual funds offered by the Trust.

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Fund’s investment strategy closely resembles that of the Allianz Global Investors Solutions Retirement Income Fund.

The Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Funds invest primarily in certain affiliated mutual funds, which are part of the group of investment companies consisting of the Trust (“Allianz Multi-Strategy Funds”), Allianz Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, and which are called “Underlying Funds” in this Prospectus. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Description of Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 18.

The table below lists the investment objectives and compares certain investment characteristics of the Funds. See the “Summary of the Funds” for other important characteristics of the Funds and examples of return-generating and defensive assets.

Allianz Global Investors Solutions Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%
Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%
Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%
2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

2	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds (continued)

Investors should choose whether to invest in a Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Date Fund might be suitable for an investor anticipating retirement on or about the target date of the Fund, as asset allocations of the Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Fund utilizes a “fund of funds” structure, your cost of investing in a Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Fund invests, in addition to directly bearing the Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

Under “Summary of the Funds” you will find a description of each Fund’s investment objective, principal investments and strategies, principal risks, asset allocation strategies, performance information (once available) and fees and expenses. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Funds and the Underlying Funds.

It is possible to lose money on an investment in a Fund.  While each Fund provides a relatively high level of diversification in comparison to most mutual funds, the Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Fund’s relative diversification may be somewhat limited. Each Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Allianz Global Investors Solutions Fund	Ticker Symbols:
Retirement Income Fund	ARTDX (Class D)
Core Allocation Fund	AGADX (Class D)
Growth Allocation Fund	AGSDX (Class D)
Allianz Global Investors Solutions 2015 Fund	AZGDX (Class D)
Allianz Global Investors Solutions 2020 Fund	AGLDX (Class D)
Allianz Global Investors Solutions 2030 Fund	ABDIX (Class D)
Allianz Global Investors Solutions 2040 Fund	AVSDX (Class D)
Allianz Global Investors Solutions 2050 Fund	ASNDX (Class D)

Prospectus	3

Summary of the Funds

Investment Objectives of the Funds	The Allianz Global Investors Solutions Funds listed above (each a “Fund”) are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds.  The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds.  Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

4	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step.  The first step is to divide the Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Target Risk Funds.  For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return-generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

Target Date Funds.  For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date.

Prospectus	5

Summary of the Funds (continued)

Second Step.  In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds.  For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Fund.

Target Date Funds.  For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

6	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Third Step.  The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Fund consisting primarily of Underlying Funds using the following core considerations:

•

Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

•	The consistency of each Underlying Fund’s risk-return profile.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

•	How the Underlying Fund impacts the expected risk-return profile of the total portfolio.

Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups. The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Fund on an ongoing basis. This annual analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

Matching a Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

The Retirement Income Fund is designed to represent the most conservative choice among the Funds and follows a target allocation that the Sub -Adviser believes is neither overly aggressive nor overly conservative for a typical retired investor. The Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility.

Prospectus	7

Summary of the Funds (continued)

Principal Risks	Allocation Risk. Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks.  The ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

A Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Fund invests. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Fund’s investment in a particular fund may exceed 25% of the Fund’s assets. To the extent that a Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable.

In addition, a Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk.  To the extent that a Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds.

Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Linked Derivatives Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following the Summaries of the Funds for a description of these and other risks associated with an investment in a Fund and the Underlying Funds, Other Acquired Funds and other investments.

8	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—Retirement Income Fund	The Retirement Income Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—Retirement Income Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Retirement Income Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.75%	0.25%	2.03%	0.66%	3.69%	2.51%	1.18%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.52% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$120	$531

Prospectus	9

Summary of the Funds (continued)

Performance Information—Core Allocation Fund	Shown below is summary performance information for the Core Allocation Fund. The summary performance information for the Core Allocation Fund is in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Core Allocation Fund by showing changes in its performance from year to year and by showing how the Core Allocation Fund’s average annual returns compare with the returns of broad-based securities market indexes and a performance average of other mutual funds with a similar investment strategy. The Core Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. The bar chart and the information to its right show performance of the Core Allocation Fund’s Class A shares, which are offered in a different prospectus. The Core Allocation Fund’s Class A performance is the historic performance of the Predecessor Fund’s Class A shares prior to the reorganization noted above. Performance information in the Average Annual Total Returns table also shows performance of Class D shares of the Fund. The Class D performance is based on the Predecessor Fund’s historical Class A performance, adjusted to reflect the distribution and/or service (12b-1) fees, management fees and other expenses paid by the Core Allocation Fund’s Class D shares. Class A and Class D shares would have similar annual returns because all the Core Allocation Fund’s shares represent interests in the same portfolio of securities and Class A and Class D shares of the Core Allocation Fund have the same net annual operating expenses. Prior to the reorganization on May 4, 2009, the Predecessor Fund had different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies. The Core Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Core Allocation Fund will perform in the future.

Calendar Year Total Returns — Class A	More Recent Return Information 1/1/09–3/31/09	-6.03%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest (4/1/03–6/30/03)	12.81%
	Lowest (10/1/08–12/31/08)	-12.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)(8)
Class A — Before Taxes(1)	-31.15%	-0.74%	1.88%	2.79%
Class A — After Taxes on Distributions(1)	-33.05%	-2.47%	0.09%	0.96%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-20.05%	-1.34%	0.70%	1.46%
Class D	-27.11%	0.41%	2.48%	3.38%
MSCI AC World Index(2)	-42.19%	-0.06%	-0.14%	1.75%
Barclays Capital U.S. Aggregate Index(3)	5.24%	4.65%	5.63%	5.53%
Russell 3000 Index(4)	-37.31%	-1.95%	-0.80%	1.12%
Lipper Mixed-Asset Target Allocation Moderate Funds Average(5)	-25.40%	-0.35%	1.14%	2.07%
Blended Index I(6)	-25.33%	2.23%	2.66%	3.81%
Blended Index II(7)	-22.18%	1.92%	2.76%	3.79%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class D will vary.

(2)

The Morgan Stanley Capital International (“MSCI”) AC World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index. The MSCI AC World Index replaced the Russell 3000 Index as a primary comparative index of the Fund because the Manager believes the MSCI AC World Index is more representative of the Fund’s investment strategies, which are different from those of the Predecessor Fund.

(3)

The Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers) is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(5)

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

10	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

(6)

The Blended Index I represents the blended performance of a hypothetical index developed by the Manager made up of 60% MSCI AC World Index and 40% Barclays Capital Global Aggregate Bond Index. The MSCI AC World Index is described above. The Barclays Capital Global Aggregate Index (formerly sponsored by Lehman Brothers) provides a broad-based measure of the global investment-grade fixed income markets. It is not possible to invest directly in the index. The Blended Index I replaced the Blended Index II as a comparative index of the Fund because the Manager believes the Blended Index I is more representative of the Fund’s current investment strategies.

(7)

The Blended Index II represents the blended performance of a hypothetical index developed by the Manager made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers). The Russell 3000 Index and Barclays Capital U.S. Aggregate Index are described above. The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to 9/1/06, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(8)	The Predecessor Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Fees and Expenses—Core Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Core Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.85%	0.25%	0.21%	0.76%	2.07%	0.75%	1.32%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and organizational expenses estimated to be attributable to the class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has agreed, for the Fund’s fiscal year ending November 30, 2009, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.32% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class D	$134	$418	$723	$1,590

Prospectus	11

Summary of the Funds (continued)

Performance Information—Growth Allocation Fund	The Growth Allocation Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—Growth Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Growth Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.85%	0.25%	2.03%	0.85%	3.98%	2.59%	1.39%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and 1.17% in organizational expenses estimated to be attributable to the class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.54% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$142	$587

12	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2015 Fund	The 2015 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2015 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the 2015 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.80%	0.25%	2.03%	0.72%	3.80%	2.58%	1.22%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.50% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$124	$548

Prospectus	13

Summary of the Funds (continued)

Performance Information—2020 Fund	The 2020 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2020 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the 2020 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.80%	0.25%	2.03%	0.73%	3.81%	2.55%	1.26%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.53% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$128	$554

14	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2030 Fund	The 2030 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2030 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the 2030 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.85%	0.25%	2.03%	0.74%	3.87%	2.50%	1.37%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.63% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$139	$567

Prospectus	15

Summary of the Funds (continued)

Performance Information—2040 Fund	The 2040 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2040 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the 2040 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.85%	0.25%	2.03%	0.82%	3.95%	2.57%	1.38%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.56% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$140	$584

16	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2050 Fund	The 2050 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2050 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the 2050 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class D	0.85%	0.25%	2.03%	0.83%	3.96%	2.57%	1.39%

(1)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Funds not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.56% of the Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$142	$587

Prospectus	17

Summary of Principal Risks

As the Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Funds” includes both the Funds and the Underlying Funds.

Each of the Funds is generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities.

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s investments as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summary and are summarized in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in a Fund.

The following summarizes principal risks associated with investments in the Underlying Funds, Other Acquired Funds and direct investments by the Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-426-0107.

Underlying Fund and Other Acquired Fund Risks	Because each Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-426-0107.

Allocation Risk

Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Fund is that the Sub-Adviser will make less than optimal or poor

18	Allianz Multi-Strategy Funds

asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Fund invests. The Sub-Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). Generally, the price of a convertible security will vary in some proportion to changes in the price of the underlying security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives Risk” below.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income instrument (including a security purchased with securities lending cash collateral, if a Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”). The Funds that invest in fixed income instruments (particularly underlying bond funds) are subject to varying degrees of risk that the issuers of the securities will have their

Prospectus	19

credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed income instruments are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or non-U.S. governments. Even certain U.S. Government securities are subject to credit risk. Some Funds may invest 25% or more of their assets in obligations issued by U.S. banks. Such Funds will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Currency Risk	To the extent that a Fund invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, it may be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk	Funds that invest in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its

20	Allianz Multi-Strategy Funds

industry, such as changes in interest rates or currency exchange rates, or adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to this risk.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk

Focusing investments in a small number of issuers, industries, foreign currencies or regions increases risk to the Funds. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the net asset value of those Funds. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly

Prospectus	21

defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Fund normally invests in a number of different Underlying Funds, to the extent that a Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income instruments rated lower than Baa by Moody’s or BBB by S&P or Fitch, or unrated securities determined to be of comparable quality. Underlying bond funds which invest in high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying bond fund’s ability to sell them. See “Liquidity Risk” below. If an issuer of a security is in default with respect to interest or principal payments, an underlying bond fund may lose its entire investment.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income instruments will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income instruments held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income instruments with similar durations.

Variable and floating rate securities are generally less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Certain Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

22	Allianz Multi-Strategy Funds

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, short sales, reverse repurchase agreements, and when-issued, delayed-delivery or forward commitment transactions. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in a Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets, periods of relative illiquidity, volatility or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sectors, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income instruments may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income instruments.

Mortgage-Related and Other Asset-Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies

Prospectus	23

representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest a substantial amount of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. See “Tax Consequences.”

REIT and Real Estate-Linked Derivatives Risk	A Fund that invests in REITs or real estate-linked derivative instruments is subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and in the credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, the Fund will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause that Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk	To the extent a Fund makes use of short sales for investment and risk management purposes, it will be subject to risks associated with selling short. One of the Underlying Funds, the Allianz NACM Global Equity 130/30 Fund, utilizes short sales as a principal investment strategy. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities, as well as liquidity risk, are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

24	Allianz Multi-Strategy Funds

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Underlying Funds

Because each Fund intends to invest its assets primarily in Underlying Funds, and none of the Underlying Funds is offered in this Prospectus, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Funds may invest in additional funds of Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds, PIMCO Funds or other affiliated and non-affiliated funds created in the future. Allianz Funds and Allianz Multi-Strategy Funds are advised by Allianz Global Fund Management. The Nicholas-Applegate Institutional Funds are advised by Nicholas-Applegate Capital Management LLC (“NACM”). The PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). NACM and PIMCO are affiliated with Allianz Global Fund Management, as both entities are indirect subsidiaries of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds:	1-800-426-0107
Allianz Funds Multi-Strategy Trust:	1-800-426-0107
Nicholas-Applegate Institutional Funds:	1-800-551-8043
PIMCO Funds:	1-800-426-0107

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$3 billion or more
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more

Prospectus	25

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations
NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	50–100	All capitalizations
NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Same as the Russell 1000 Growth Index
NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
NACM International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion
NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion

26	Allianz Multi-Strategy Funds

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
	OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
	OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
	OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
	OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
	RCM Disciplined International Equity(1)	Long-term capital appreciation	Equity securities of companies worldwide	50–115	Greater than $1.5 billion
	RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	75–150	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more
	RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
	RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations
	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million
	RCM Wellness	Long-term capital appreciation	Equity securities of wellness-related companies	30–60	All capitalizations
(1) Effective April 30, 2009, the Underlying Fund’s name was changed from RCM International Growth Equity Fund to RCM Disciplined International Equity Fund.
	Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds Multi-Strategy Trust	NACM Global Equity 130/30	Long-term capital appreciation	Long and short positions in equity securities of companies worldwide	60–130 long positions 40–70 short positions	All capitalizations

Prospectus	27

	Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
	NACM International Growth	Maximize long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations
	RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations
	RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	50–80	Greater than $1.5 billion
	RCM Global EcoTrendsSM	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations
	RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations
	RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

	Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate Institutional Funds	Nicholas-Applegate Emerging Markets	Long-term capital appreciation	Emerging equity markets	100–150	MSCI Emerging Markets Index
	Nicholas-Applegate Global Select	Long-term capital appreciation	Global equity markets	50–100	All capitalizations
	Nicholas-Applegate International All Cap Growth	Current income and capital growth	International equity securities of all market capitalizations	50–100	All capitalizations
	Nicholas-Applegate International Growth Opportunities	Long-term capital appreciation	Securities of non-U.S. growth companies	50–100	Smallest 20% of Citigroup World Ex-U.S. BMI Index
	Nicholas-Applegate International Systematic	Long-term capital appreciation	International equity markets	100–150	MSCI EAFE Index
	Nicholas-Applegate U.S. Convertible(1)	Maximize total return consisting of capital appreciation and current income	Securities that are convertible into common stock	60–80	All capitalizations
	Nicholas-Applegate U.S. Emerging Growth	Long-term capital appreciation	Smaller capitalization common stocks of U.S. companies	130–170	Russell 200 Growth Index
	Nicholas-Applegate U.S. High Yield Bond(2)	Current income and capital growth	U.S. corporate high yield bonds	N/A	N/A
	Nicholas-Applegate Small to Mid Cap	Long-term capital appreciation	Mid-cap growth companies	125–170	Russell 2500 Growth Index
	Nicholas-Applegate U.S. Micro Cap Growth	Long-term capital appreciation	Micro capitalization common stocks of U.S. companies	100–140	Russell Microcap Growth Index
	Nicholas-Applegate U.S. Systematic Large Cap Growth	Long-term capital appreciation	Large capitalization stock of growth companies	70	Russell 1000 Growth Index
	Nicholas-Applegate U.S. Ultra Micro Cap	Long-term capital appreciation	Micro capitalization growth. Companies	60–90	Below the. Russell Microcap Growth Index

(1)	The Nicholas-Applegate U.S. Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)	The Nicholas-Applegate U.S. High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

28	Allianz Multi-Strategy Funds

	PIMCO Fund(7)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Short Duration	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	< 3 years	Caa to Aaa; max 10% below Baa	0%
	PIMCO Commodity-RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income instruments	< 10 years	B to Aaa; max 10% below Baa	0–30%
	PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%
	PIMCO Developing Local Markets	Currencies or fixed income instruments Denominated in currencies of non-U.S. countries	< 8 years	Max 15% below B	> 80%(3)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/-2 years of its benchmark	Max 15% below B	> 80%(3)
	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	< 8 years	Max 15% below B	> 80%(3)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	< 1 year	Caa to Aaa; max 10% below B	No Limitation
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	> 80%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	> 80%(3)
	PIMCO Fundamental Advantage Tax Efficient Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments, a substantial portion of which is comprised of high yield municipal securities	4–11 years	No limitation	No limitation
	PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	1–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™	Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term fixed income instruments	< 1 year	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™ TR	Enhanced RAFI™ 1000 derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
	PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	8 years	Max 15% below B	No Limitation
	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)

Prospectus	29

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income instruments issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
PIMCO High Yield	Higher-yielding fixed income instruments	+/-2 years of its benchmark	Caa to Aaa; min 80% below Baa subject to Max 5% Caa	0–20%
PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below B	No limitation
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Investment Grade Corporate Bond	Corporate fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long-Term U.S. Government	Long-term maturity fixed income instruments	> 8 years	A to Aaa	0%
PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Money Market	Money market instruments	< 90 days dollar-weighted average maturity	Min 95% Prime 1; < 5% Prime 2	0%
PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Mortgage Backed Securities(5)	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa
PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%

30	Allianz Multi-Strategy Funds

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	< 10 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return Asset	Inflation-indexed fixed income instruments	+/-4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	< 3 years	Baa to Aaa	0%
PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	< 1 year	B to Aaa; max 10% below Baa	0–10%
PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of short-term fixed income instruments	1 year–2 years beyond BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income instruments	< 1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return II	Intermediate maturity fixed income instruments with quality, non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	B to Aaa; max 10% below Aaa	0%
PIMCO Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% below Baa	No limitation

(1)	As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)

Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(6)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(7)

The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts

Prospectus	31

and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager, or its affiliate, acts as investment adviser or investment manager to each of the Underlying Funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2009, the Manager and its investment management affiliates had approximately $767.2 billion in assets under management.

The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Sub-Adviser	Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) selects the Underlying Funds and other investments in which the Funds may invest and allocates the Funds’ assets among the Underlying Funds and other investments. AGI Solutions is located at 600 West Broadway, San Diego, CA 92101. AGI Solutions provides advisory services to mutual funds and institutional accounts, and may also provide consulting and research services. Although many of the investment professionals and senior personnel at the Sub-Adviser have significant industry experience at other Allianz entities and elsewhere, the Sub-Adviser only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts. As of March 31, 2009, the Sub-Adviser had approximately $17.6 million in assets under management.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience
Stephen Sexauer	2008–2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management, LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008–2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

*	The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

32	Allianz Multi-Strategy Funds

Management Fees	Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters (the “Management Fee.”) The Manager (and not the Fund) pays a portion of the Management Fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of the Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

The Funds commenced operations during the current fiscal year, and they have agreed to pay monthly Management Fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fees
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%

A discussion regarding the basis for the approval by the Board of Trustees of the investment management agreement between the Manager and each Fund, and the sub-advisory agreement between the Manager and the Sub-Adviser with respect to the Funds, will be available in the semi-annual report to shareholders for the fiscal period ending May 31, 2009 (in the case of the Core Allocation Fund, the annual report for that Fund’s fiscal year ending June 30, 2009).

Management Fee Waiver.  For each Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements.  With respect to each Fund other than the Core Allocation Fund, the Manager has contractually agreed until March 31, 2010 to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the amount specified for Class D shares of each Fund under “Summary of the Funds—Fees and Expenses of the Funds” as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

With respect to the Core Allocation Fund only, the Manager has agreed, for the Core Allocation Fund’s fiscal year ending November 30, 2009, to waive its Management Fee, or reimburse the Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.32% of the Core Allocation Fund’s average net assets attributable to Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

Prospectus	33

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•	The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Funds” in the “Summary of the Funds” above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)		Total Fund Operating Expenses
Allianz Funds
CCM Capital Appreciation	0.67%		0.02%		0.69%
CCM Emerging Companies	1.50	(3)	0.01		1.51
CCM Focused Growth	0.70		0.02		0.72
CCM Mid-Cap	0.68		0.01		0.69
NACM Emerging Markets Opportunities	1.35		0.03		1.38
NACM Global	1.05		0.01		1.06
NACM Growth	0.75		0.02		0.77
NACM Income & Growth	0.90		0.02		0.92
NACM International	1.05		0.02		1.07
NACM Mid-Cap Growth	0.90		0.06		0.96
NACM Pacific Rim	1.35		0.02		1.37
NFJ All-Cap Value	0.90		0.01		0.91
NFJ Dividend Value	0.65	(5)	0.02		0.67
NFJ International Value	1.03		0.01		1.04
NFJ Large-Cap Value	0.69		0.01		0.70
NFJ Mid-Cap Value	0.85		0.03		0.88
NFJ Small-Cap Value	0.81	(7)	0.01		0.82
OCC Growth	0.75		0.01		0.76
OCC Opportunity	0.90		0.01		0.91
OCC Renaissance	0.84	(4)	0.01		0.85
OCC Target	0.79		0.02		0.81
RCM Disciplined International Equity	0.95		0.01		0.96
RCM Global Resources	1.05		0.02		1.07
RCM Global Small-Cap	1.35		0.02		1.37
RCM Large-Cap Growth	0.70		0.01		0.71
RCM Mid-Cap	0.72		0.01		0.73
RCM Small-Cap Growth	1.10		0.02		1.12
RCM Strategic Growth	1.25		0.13		1.38
RCM Technology	1.19		0.06		1.25
RCM Wellness	1.25		0.02		1.27
Allianz Multi-Strategy Funds
NACM Global Equity 130/30	1.10		1.25	(14)	2.35	(16)
NACM International Growth	0.85		1.35	(15)	1.20	(16)
RCM All Horizons	0.95		0.35	(14)	1.30	(16)
RCM Disciplined Equity	0.70		0.28	(14)	0.98	(16)
RCM Global EcoTrendsSM	1.00		1.02	(14)	2.02
RCM Global Water	0.95		0.61	(14)	1.56
RCM International Opportunities	0.85		0.35	(14)	1.20	(16)
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.55		0.00		0.45
PIMCO California Short Duration Municipal Bond	0.35		0.00		0.35
PIMCO CommodityRealReturn Strategy	0.74		0.01		0.75	(6)
PIMCO Convertible	0.65		0.11		0.76
PIMCO Developing Local Markets	0.85		0.00		0.85
PIMCO Diversified Income	0.75		0.08		0.83
PIMCO Emerging Local Bond	0.85		0.00		0.85

34	Allianz Multi-Strategy Funds

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
PIMCO Emerging Markets Bond	0.85%		0.00%	0.85%
PIMCO Extended Duration	0.50		0.00	0.50
PIMCO Floating Income	0.55		0.01	0.56
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50		0.38	0.88
PIMCO Foreign Bond (Unhedged)	0.50		0.31	0.81
PIMCO Fundamental Advantage Tax Efficient Strategy	0.89		0.00	0.89
PIMCO Fundamental Advantage Total Return Strategy	0.89		0.00	0.89
PIMCO Fundamental IndexPLUS™	0.60		0.00	0.70
PIMCO Fundamental IndexPLUS™ TR	0.79		0.00	0.79
PIMCO Global Advantage Strategy Bond	0.70		0.10	0.80
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55		0.47	1.02
PIMCO Global Bond (Unhedged)	0.55		0.29	0.84
PIMCO GNMA	0.50		0.45	0.95
PIMCO High Yield	0.50	(10)	0.01	0.51
PIMCO High Yield Municipal Bond	0.55		0.00	0.55
PIMCO Income	0.45		1.04	1.49
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75		0.76	1.51
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64		0.64	1.28
PIMCO Investment Grade Corporate Bond	0.50		0.07	0.57
PIMCO Long Duration Total Return	0.50		0.00	0.50
PIMCO Long Term U.S. Government	0.48		0.00	0.48
PIMCO Low Duration	0.43	(11)	0.00	0.43
PIMCO Low Duration II	0.50		0.01	0.51
PIMCO Low Duration III	0.50		0.04	0.54
PIMCO Moderate Duration	0.45	(12)	0.00	0.45
PIMCO Money Market	0.32		0.00	0.32
PIMCO Mortgage-Backed Securities(8)	0.50		0.70	1.20
PIMCO Municipal Bond	0.47		0.08	0.55
PIMCO New York Municipal Bond	0.45		0.00	0.45
PIMCO Real Return Asset	0.60	(9)	0.01	0.61
PIMCO Real Return	0.45		0.00	0.45
PIMCO RealEstate-RealReturn Strategy	0.74		0.00	0.74
PIMCO Short Duration Municipal Income	0.35		0.00	0.35
PIMCO Short-Term	0.45		0.01	0.46
PIMCO Small Cap StocksPLUS® TR	0.69		0.00	0.69
PIMCO StocksPLUS®	0.50		0.09	0.59
PIMCO StocksPLUS® Total Return	0.64		0.00	0.64
PIMCO StocksPLUS® TR Short Strategy	0.69		0.00	0.69
PIMCO Total Return	0.43	(13)	0.06	0.49
PIMCO Total Return II	0.50		0.32	0.82
PIMCO Total Return III	0.50		0.25	0.75
PIMCO Unconstrained Bond	0.90		0.02	0.92

(1)

“Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 1.15%.
(4)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.
(5)

Effective January 1, 2008, the Underlying Fund’s Advisory Fee became subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Underlying Fund’s average daily net assets.

(6)

The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(7)

Effective January 1, 2007, the Underlying Fund’s advisory fee became subject to reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Underlying Fund’s average net assets.

(8)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(9)	Effective October 1, 2008, the Advisory Fees for the Real Return Asset Fund were reduced to an annual rate of 0.30%.
(10)	Effective October 1, 2008, the High Yield Fund’s supervisory and administrative fee was increased to 0.30% per annum.
(11)	Effective October 1, 2008, the Low Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(12)	Effective October 1, 2008, the Moderate Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(13)	Effective October 1, 2008, the Total Return Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(14)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ended November 30, 2008.
(15)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ending November 30, 2009.

Prospectus	35

(16)

Reflects the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, exceed the Total Fund Operating Expenses figure reflected in the table.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Class I and II shares):
Underlying Fund (Nicholas-Applegate Institutional Funds)	Advisory Fees	Administrative Fees	Other Expenses(2)	Total Fund Operating Expenses
Nicholas-Applegate Emerging Markets (Class II)	0.90%	0.32%	0.10%	1.32%
Nicholas-Applegate Global Select (Class II)	0.65	0.42	0.06	1.13
Nicholas-Applegate All Cap Growth (Class I)	0.85	0.27	0.05	1.17
Nicholas-Applegate International Growth Opportunities (Class II)	0.70	0.54	0.03	1.27
Nicholas-Applegate International Systematic (Class II)	0.50	0.33	0.05	0.88
Nicholas-Applegate U.S. Convertible (Class II)	0.55	0.34	0.04	0.93
Nicholas-Applegate U.S. Emerging Growth (Class I)	0.75	0.41	0.05	1.21
Nicholas-Applegate U.S. High Yield Bond (Class II)	0.40	0.15	0.03	0.58
Nicholas-Applegate U.S. Small to Mid-Cap Growth (Class I)	0.50	0.40	0.05	0.95
Nicholas-Applegate U.S. Micro Cap (Class I)	1.00	0.54	0.04	1.58
Nicholas-Applegate U.S. Systematic Large Cap (Class II)	0.45	0.49	0.05	0.99
Nicholas-Applegate U.S. Ultra Micro Cap (Class I)	1.50	0.73	0.02	2.25

(1)

While the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds have a combined Management Fee, Nicholas-Applegate Institutional Funds has an advisory fee and an administrative fee, which are paid by an Underlying Fund to the Adviser for furnishing an investment program, either directly or through others selected by it, and to the Administrator for providing administrative services for the Fund and bearing the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., interest expenses and pro rata trustee fees) attributable to the Class I and Class II shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

Potential Conflicts of Interest	The Sub-Adviser has broad discretion to allocate and reallocate the Funds’ assets among the Underlying Funds consistent with the Funds’ investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Funds invest. In this regard, the Manager or the Sub-Adviser may have a financial incentive for the Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and the Sub-Adviser to invest the Funds’ assets in Underlying Funds and Other Acquired Funds. The Sub-Adviser and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Distributor	The Trust’s distributor Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) is an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

12b-1 Plan for Class D Shares	The Funds have adopted a servicing plan for their Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Funds pay to the Distributor up to 0.25% per annum of each Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Arrangements with Financial Service Firms	Some or all of the servicing fees described above are paid to the broker, dealer or financial advisor (collectively, “financial service firms” or “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial service firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the

36	Allianz Multi-Strategy Funds

Funds. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Each Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by each Fund under the Rule 12b-1 Plan for Class D shares described above) of each Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers as well as in addition to any amounts described below. These payments may be material to financial service firms relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Funds to the Trust’s transfer agents for providing similar services to other accounts. The Distributor and the Manager do not audit the financial service firms to determine whether they are providing the services for which they are receiving such payments.

In addition to the payments described above, the Distributor, the Manager and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms through which Fund shares are sold. These additional payments are made as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in a Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Prospectus	37

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for each Fund’s portfolios, the Trust, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Funds, the Distributor and the Manager to financial firms, please see the Statement of Additional Information.

Regulatory and Litigation Matters	In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds and the Underlying Funds. However, Allianz Global Fund Management, AGI Solutions and AGID believe that these matters are not likely to have a material adverse effect on the Funds and the Underlying Funds or on Allianz Global Fund Management’s, AGI Solutions’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds and the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGI Solutions or AGID to perform their respective contracts with respect to the Funds and the Underlying Funds.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

38	Allianz Multi-Strategy Funds

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), a Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The use of fair value pricing by Funds may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Funds’ shares may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds. The calculation of the Funds’ NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information	•

Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Prospectus	39

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services and related payments are described in more detail above under “Management of the Funds—Arrangements with Financial Services Firms.” Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your financial service firm for information.

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

•

Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of a Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to 9:30 a.m., Eastern time, on the following business day.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1- 800-426-0107 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of net assets, or during any other period as permitted by the SEC for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

40	Allianz Multi-Strategy Funds

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust, Allianz Funds, and PIMCO Funds exceeds $50,000. The Funds do not currently impose a small account fee.

Exchanging Shares	Except as provided below and/or in the applicable funds’ prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other fund of the Trust, Allianz Funds or PIMCO Funds that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions set forth) in the Trust’s Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Funds and the Underlying Funds will not always be able to detect market timing activity, investors should not assume that the Funds or the Underlying Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds or the Underlying Funds. For example, it is more difficult for the Funds or the Underlying Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Underlying Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since many of the Underlying Funds intend to invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Underlying Funds’ non-U.S. portfolio securities and the determination of such Underlying Funds’ (and the Funds’) net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling

Prospectus	41

Fund shares at a price that does not reflect their true value. A similar risk exists for the Underlying Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to a Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for a Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to a Fund, there can be no assurance of success in this regard.

Selling Shares	You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for a Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone redemption payments for more than seven days, as permitted by law.

42	Allianz Multi-Strategy Funds

Redemptions In Kind	The Trust has agreed to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees	The Funds do not currently charge redemption fees. However, retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares. These other restrictions may be stricter than those maintained by the Funds. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Shareholders will receive 60 days’ notice of any material changes to the Funds’ policies with respect to redemption fees, unless otherwise permitted by law.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person who opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. The Retirement Income Fund and Core Allocation Fund intend to declare and distribute income dividends to shareholders of record at least quarterly. The other Funds intend to declare and distribute income dividends at least annually. The amounts of the Funds’ income distributions to shareholders are expected to vary with market fluctuations and the rate or size of the Underlying Funds’ distributions.

In addition, the Funds intend to distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option as described below.

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•

Invest all distributions in Class D shares of any other fund of the Trust, Allianz Funds or PIMCO Funds that offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-800-426-0107.

Tax Consequences

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Fund Distributions	If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that a Fund owned for 12 months or less generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase

44	Allianz Multi-Strategy Funds

shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions from the Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to U.S. federal income tax for shareholders as capital gains. When you exchange shares of a Fund for shares of another fund, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to U.S. federal income tax as capital gains.

•

Redemption by a Fund of Underlying Fund Shares.  Depending on a Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause you to recognize higher amounts of ordinary income than if you had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sale of Underlying Fund shares that have generated losses.

•

A Note on Non-U.S. Investments.  An Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You will not be able to claim a credit or deduction with respect to foreign taxes. In addition, an Underlying Fund’s investment in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of distributions.

•

Backup Withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

This section summarizes some of the U.S. federal income tax considerations generally applicable to investment by U.S. persons investing in the Funds; considerations under other tax laws and for non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

As each Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the

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Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-426-0107 (for Allianz Funds, Allianz Multi-Strategy Funds or PIMCO Funds) or 1-800-551-8043 (for Nicholas-Applegate Institutional Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio managers have placed on it. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

46	Allianz Multi-Strategy Funds

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require that Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Initial Public Offerings	Securities purchased in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to that Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on that Fund’s performance will generally decrease.

Non-U.S. Securities	The Underlying Funds (other than the Underlying Funds sub-advised by RCM Capital Management LLC (“RCM”)) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The Underlying Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. ADRs, EDRs and GDRs are considered by the Funds to be types of equity securities.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Foreign Currencies” below.

Emerging Market Securities

The Funds may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Countries with emerging market economies are those with securities markets that are, in

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the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Funds to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	The Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that a Fund engages in foreign currency transactions, it will be subject to the additional risk that the relative value of currencies will be different than anticipated by that Fund’s portfolio manager(s).

Derivatives

The Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of

48	Allianz Multi-Strategy Funds

investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which that Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that a Fund may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of the Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rate and foreign currencies. A description of these and other derivative instruments that a Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio managers of a Fund may wish to retain that Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

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Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, that Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because that Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income instruments, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income instruments, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Instruments	As used in this Prospectus, the term “fixed income instruments” includes, but is not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Funds may invest in derivatives based on fixed income instruments.

Fixed income instruments are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income instruments are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate

50	Allianz Multi-Strategy Funds

sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income instruments can be expected to decline. Fixed income instruments with longer “durations” (a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities	Securities rated below investment grade, i.e., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield” securities or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income instruments. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income instruments rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income instruments, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income instruments by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Funds will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager and the Sub-Adviser do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income instruments. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, that Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if that Fund invested exclusively in higher-quality and rated securities.

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Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the Statement of Additional Information for more information.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease that Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Funds may lend portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Target Risk and Target Date Funds may lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Funds’ assets. The Target Risk and Target Date Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

52	Allianz Multi-Strategy Funds

Short Sales	The Funds may make use of short sales for investment and risk management purposes, including when a sub-adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in that Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the lending broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to that Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, as of the date of this Prospectus, the Allianz NACM Global Equity 130/30 Fund, an Underlying Fund, is currently unable to engage in short sales of individual securities on practicable terms in light of its long-short investment strategy, and currently seeks all of its short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Funds may purchase securities which they are eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

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Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at that Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, that Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	The Funds may enter into reverse repurchase agreements and dollar rolls, subject to each Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund may also borrow money to the extent permitted under the 1940 Act, subject to any policies of that Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Manager or its affiliates. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. See “Leveraging Risk.”

Further, a Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities	The Funds may invest in illiquid securities so long as not more than 15% of the value of any Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Funds’ Sub-Advisers may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts	The Funds may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the

54	Allianz Multi-Strategy Funds

Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities, and as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	As discussed above, the Funds may invest primarily in other investment companies, including exchange-traded funds (ETFs). As a shareholder of an investment company, the Funds may indirectly bear service and other fees which are in addition to the fees a Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets, those amounts are reflected in that Fund’s expense table in the Fund Summary.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, the Funds may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. None of the Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	Certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ relatively small size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate

Prospectus	55

including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings	A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

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Prospectus	57

Financial Highlights

Because the Retirement Income Fund, the Growth Allocation Fund, the 2015 Fund, the 2020 Fund, the 2030 Fund, the 2040 Fund and the 2050 Fund have recently commenced operations, financial highlights are not available for those Funds.

The financial highlights table below is intended to help you understand the financial performance of Class A shares of the Core Allocation Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The financial information presented below is that of Class A shares of the Allianz Global Investors Multi-Style Fund, the Core Allocation Fund’s predecessor (the “Predecessor Fund”), which merged into the Core Allocation Fund on May 4, 2009. In the absence of the reorganization, the Core Allocation Fund would not have any financial information to disclose.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A shares of the Predecessor Fund, assuming reinvestment of all dividends and distributions. Class D shares of the Predecessor Fund were not outstanding during the periods shown. The performance shown below is different than that which would have been achieved by Class D shares of the Fund because of differing fees and expenses. Except where indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the June 30, 2008 annual report to shareholders of the Predecessor Fund. The information for the period ended December 31, 2008 is included in the Predecessor Fund’s semi-annual report to shareholders, and is unaudited. The Predecessor Fund’s most recent annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Class A
12/31/2008+	$10.62	$0.21	$(2.50)	$(2.29)	$(0.32)
06/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)
06/30/2007	11.78	0.24	1.47	1.71	(0.77)
06/30/2006	11.08	0.19	0.80	0.99	(0.16)
06/30/2005	10.60	0.22	0.50	0.72	(0.24)
06/30/2004	9.28	0.24	1.29	1.53	(0.21)

*	Annualized
+	Unaudited
(a)	Calculated on average shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses.
(c)	Less than $0.01 per share.

58	Allianz Multi-Strategy Funds

Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	$(0.32)	$—	(c)	$8.01	(21.67)%	$46,523	0.65	%*	4.55	%*	14%
(0.32)	(0.14)	(1.32)	—	(c)	10.62	(5.45)	63,265	0.65		2.74		17
(0.15)	—	(0.92)	—	(c)	12.57	14.82	70,370	0.72		1.98		17
(0.13)	—	(0.29)	—	(c)	11.78	9.03	65,643	0.65		1.65		6
—	—	(0.24)	—		11.08	6.84	48,049	0.65		2.04		25
—	—	(0.21)	—		10.60	16.21	35,618	0.65		2.34		23

Prospectus	59

Allianz Funds Multi-Strategy Trust

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. When available, the Funds’ annual report will discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In addition, the current prospectuses of the Trust, of Allianz Funds, and of PIMCO Funds relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI and the financial statements included in the Allianz Global Investors Multi-Style Fund’s most recent annual and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-888-877-4626, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, the Funds and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds and the Underlying Funds.

File No. 811-22167

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

Allianz Global Investors Solutions LLC, 600 West Broadway, San Diego, CA 92101

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Multi-Strategy Funds, Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 12/31/08.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your investment advisor.

This cover is not part of the Prospectus	AZ700D_24739

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

Allianz Multi-Strategy Funds Prospectus

MAY 4, 2009

Allianz Global Investors Solutions Funds

Share Class

This cover is not part of the Prospectus.

TARGET RISK FUNDS

Allianz Global Investors Solutions Retirement Income Fund

Allianz Global Investors Solutions Core Allocation Fund

Allianz Global Investors Solutions Growth Allocation Fund

TARGET DATE FUNDS

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions Funds

May 4, 2009 Share Class P	This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), which are eight mutual funds offered by Allianz Funds Multi-Strategy Trust (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and its investment management affiliate, Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”), which serves as sub-adviser. As of March 31, 2009, Allianz Global Fund Management and its investment management affiliates managed approximately $767.2 billion.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Overview of Allianz Global Investors Solutions Funds

This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), mutual funds offered by the Trust.

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Fund’s investment strategy closely resembles that of the Allianz Global Investors Solutions Retirement Income Fund.

The Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Funds invest primarily in certain affiliated mutual funds, which are part of the group of investment companies consisting of the Trust (“Allianz Multi-Strategy Funds”), Allianz Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, and which are called “Underlying Funds” in this Prospectus. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Description of Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 18.

The table below lists the investment objectives and compares certain investment characteristics of the Funds. See the “Summary of the Funds” for other important characteristics of the Funds and examples of return-generating and defensive assets.

Allianz Global Investors Solutions Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%
Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%
Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%
2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

2	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds (continued)

Investors should choose whether to invest in a Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Date Fund might be suitable for an investor anticipating retirement on or about the target date of the Fund, as asset allocations of the Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Fund utilizes a “fund of funds” structure, your cost of investing in a Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Fund invests, in addition to directly bearing the Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

Under “Summary of the Funds” you will find a description of each Fund’s investment objective, principal investments and strategies, principal risks, asset allocation strategies, performance information (once available) and fees and expenses. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Funds and the Underlying Funds.

It is possible to lose money on an investment in a Fund.  While each Fund provides a relatively high level of diversification in comparison to most mutual funds, the Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Fund’s relative diversification may be somewhat limited. Each Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Allianz Global Investors Solutions Fund	Ticker Symbols:
Retirement Income Fund	AGRPX (Class P)
Core Allocation Fund	AGAPX (Class P)
Growth Allocation Fund	AGSPX (Class P)
Allianz Global Investors Solutions 2015 Fund	AZGPX (Class P)
Allianz Global Investors Solutions 2020 Fund	AGLPX (Class P)
Allianz Global Investors Solutions 2030 Fund	ABLPX (Class P)
Allianz Global Investors Solutions 2040 Fund	AVSPX (Class P)
Allianz Global Investors Solutions 2050 Fund	ASNPX (Class P)

Prospectus	3

Summary of the Funds

Investment Objectives of the Funds	The Allianz Global Investors Solutions Funds listed above (each a “Fund”) are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds.  The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds.  Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

4	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step.  The first step is to divide the Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Target Risk Funds.  For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return-generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

Target Date Funds.  For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date.

Prospectus	5

Summary of the Funds (continued)

Second Step.  In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds.  For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Fund.

Target Date Funds.  For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

6	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Third Step.  The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Fund consisting primarily of Underlying Funds using the following core considerations:

•

Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

•	The consistency of each Underlying Fund’s risk-return profile.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

•	How the Underlying Fund impacts the expected risk-return profile of the total portfolio.

Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups. The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Fund on an ongoing basis. This annual analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

Matching a Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

The Retirement Income Fund is designed to represent the most conservative choice among the Funds and follows a target allocation that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical retired investor. The Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility.

Prospectus	7

Summary of the Funds (continued)

Principal Risks	Allocation Risk. Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks.  The ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

A Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Fund invests. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Fund’s investment in a particular fund may exceed 25% of the Fund’s assets. To the extent that a Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable.

In addition, a Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk.  To the extent that a Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds.

Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Linked Derivatives Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following the Summaries of the Funds for a description of these and other risks associated with an investment in a Fund and the Underlying Funds, Other Acquired Funds and other investments.

8	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—Retirement Income Fund	The Retirement Income Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—Retirement Income Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the Retirement Income Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.75%	None	2.02%	0.66%	3.43%	2.45%	0.98%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include 1.17% in organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.32% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$100	$457

Prospectus	9

Summary of the Funds (continued)

Performance Information—Core Allocation Fund	Shown below is summary performance information for the Core Allocation Fund. The summary performance information for the Core Allocation Fund is in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Core Allocation Fund by showing changes in its performance from year to year and by showing how the Core Allocation Fund’s average annual returns compare with the returns of broad-based securities market indexes and a performance average of other mutual funds with a similar investment strategy. The Core Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. The bar chart and the information to its right show performance of the Core Allocation Fund’s Class A shares, which are offered in a different prospectus. The Core Allocation Fund’s Class A performance is the historic performance of the Predecessor Fund’s Class A shares prior to the reorganization noted above. Performance information in the Average Annual Total Returns table also shows performance of Class P shares of the Fund. The Class P performance is based on the Predecessor Fund’s historical Class A performance, adjusted to reflect the service fees, management fees and other expenses paid by the Core Allocation Fund’s Class P shares. Although Class A and Class P shares would have similar annual returns (because all the Core Allocation Fund’s shares represent interests in the same portfolio of securities), Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares of the Core Allocation Fund. Prior to the reorganization on May 4, 2009, the Predecessor Fund had different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies. The Core Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Core Allocation Fund will perform in the future.

Calendar Year Total Returns — Class A	More Recent Return Information
	1/1/09–3/31/09	-6.03%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest (4/1/03–6/30/03)	12.81%
	Lowest (10/1/08–12/31/08)	-12.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)(8)
Class A — Before Taxes(1)	-31.15%	-0.74%	1.88%	2.79%
Class A — After Taxes on Distributions(1)	-33.05%	-2.47%	0.09%	0.96%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-20.05%	-1.34%	0.70%	1.46%
Class P	-26.96%	0.61%	2.68%	3.58%
MSCI AC World Index(2)	-42.19%	-0.06%	-0.14%	1.75%
Barclays Capital U.S. Aggregate Index(3)	5.24%	4.65%	5.63%	5.53%
Russell 3000 Index(4)	-37.31%	-1.95%	-0.80%	1.12%
Lipper Mixed-Asset Target Allocation Moderate Funds Average(5)	-25.40%	-0.35%	1.14%	2.07%
Blended Index I(6)	-25.33%	2.23%	2.66%	3.81%
Blended Index II(7)	-22.18%	1.92%	2.76%	3.79%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class P will vary.

(2)

The Morgan Stanley Capital International (“MSCI”) AC World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index. The MSCI AC World Index replaced the Russell 3000 Index as a primary comparative index of the Fund because the Manager believes the MSCI AC World Index is more representative of the Fund’s investment strategies, which are different from those of the Predecessor Fund.

(3)

The Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers) is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.

10	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

(5)

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

(6)

The Blended Index I represents the blended performance of a hypothetical index developed by the Manager made up of 60% MSCI AC World Index and 40% Barclays Capital Global Aggregate Bond Index. The MSCI AC World Index is described above. The Barclays Capital Global Aggregate Index (formerly sponsored by Lehman Brothers) provides a broad-based measure of the global investment-grade fixed income markets. It is not possible to invest directly in the index. The Blended Index I replaced the Blended Index II as a comparative index of the Fund because the Manager believes the Blended Index I is more representative of the Fund’s current investment strategies.

(7)

The Blended Index II represents the blended performance of a hypothetical index developed by the Manager made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers). The Russell 3000 Index and Barclays Capital U.S. Aggregate Index are described above. The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to 9/1/06, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(8)	The Predecessor Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Fees and Expenses—Core Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the Core Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.85%	None	0.24%	0.76%	1.85%	0.73%	1.12%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has agreed, for the Fund’s fiscal year ending November 30, 2009, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.12% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$104	$325

Prospectus	11

Summary of the Funds (continued)

Performance Information—Growth Allocation Fund	The Growth Allocation Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—Growth Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the Growth Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.85%	None	2.02%	0.85%	3.72%	2.53%	1.19%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include 1.17% in organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.34% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$121	$492

12	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2015 Fund	The 2015 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2015 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the 2015 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.80%	None	2.02%	0.72%	3.54%	2.52%	1.02%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include 1.17% in organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.30% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$104	$474

Prospectus	13

Summary of the Funds (continued)

Performance Information—2020 Fund	The 2020 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2020 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the 2020 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.80%	None	2.02%	0.73%	3.55%	2.49%	1.06%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include 1.17% in organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.33% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$108	$480

14	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2030 Fund	The 2030 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2030 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the 2030 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.85%	None	2.02%	0.74%	3.61%	2.44%	1.17%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include 1.17% in organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.43% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$119	$492

Prospectus	15

Summary of the Funds (continued)

Performance Information—2040 Fund	The 2040 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2040 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the 2040 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.85%	None	2.02%	0.82%	3.69%	2.51%	1.18%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include 1.17% in organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.36% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$120	$510

16	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2050 Fund	The 2050 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2050 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class P shares of the 2050 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Class P	0.85%	None	2.02%	0.83%	3.70%	2.51%	1.19%

(1)

“Other Expenses,” which are based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, include 1.17% in organizational expenses. “Other Expenses” also include 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares. See “Class P Shares.”

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Funds not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.36% of the Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class P	$121	$513

Prospectus	17

Summary of Principal Risks

As the Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Funds” includes both the Funds and the Underlying Funds.

Each of the Funds is generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities.

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s investments as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summary and are summarized in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in a Fund.

The following summarizes principal risks associated with investments in the Underlying Funds, Other Acquired Funds and direct investments by the Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-498-5413.

Underlying Fund and Other Acquired Fund Risks	Because each Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-498-5413.

Allocation Risk

Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Fund is that the Sub-Adviser will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting

18	Allianz Multi-Strategy Funds

the Underlying Funds and other investments in which each Fund invests. The Sub-Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). Generally, the price of a convertible security will vary in some proportion to changes in the price of the underlying security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives Risk” below.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income instrument (including a security purchased with securities lending cash collateral, if a Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”). The Funds that invest in fixed income instruments (particularly underlying bond funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed income instruments are subject to some credit risk, whether the issuers of the securities are

Prospectus	19

corporations, states and local governments or non-U.S. governments. Even certain U.S. Government securities are subject to credit risk. Some Funds may invest 25% or more of their assets in obligations issued by U.S. banks. Such Funds will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Currency Risk	To the extent that a Fund invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, it may be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk	Funds that invest in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, or adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests

20	Allianz Funds

of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to this risk.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing investments in a small number of issuers, industries, foreign currencies or regions increases risk to the Funds. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the net asset value of those Funds. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Prospectus	21

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Fund normally invests in a number of different Underlying Funds, to the extent that a Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income instruments rated lower than Baa by Moody’s or BBB by S&P or Fitch, or unrated securities determined to be of comparable quality. Underlying bond funds which invest in high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying bond fund’s ability to sell them. See “Liquidity Risk” below. If an issuer of a security is in default with respect to interest or principal payments, an underlying bond fund may lose its entire investment.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income instruments will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income instruments held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income instruments with similar durations.

Variable and floating rate securities are generally less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Certain Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

22	Allianz Multi-Strategy Funds

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, short sales, reverse repurchase agreements, and when-issued, delayed-delivery or forward commitment transactions. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in a Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets, periods of relative illiquidity, volatility or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sectors, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income instruments may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income instruments.

Mortgage-Related and Other Asset-Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies

Prospectus	23

representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest a substantial amount of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. See “Tax Consequences.”

REIT and Real Estate-Linked Derivatives Risk	A Fund that invests in REITs or real estate-linked derivative instruments is subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and in the credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, the Fund will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause that Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk	To the extent a Fund makes use of short sales for investment and risk management purposes, it will be subject to risks associated with selling short. One of the Underlying Funds, the Allianz NACM Global Equity 130/30 Fund, utilizes short sales as a principal investment strategy. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk

The general risks associated with investing in equity securities, as well as liquidity risk, are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may

24	Allianz Multi-Strategy Funds

fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Underlying Funds

Because each Fund intends to invest its assets primarily in Underlying Funds, and none of the Underlying Funds is offered in this Prospectus, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Funds may invest in additional funds of Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds, PIMCO Funds or other affiliated and non-affiliated funds created in the future. Allianz Funds and Allianz Multi-Strategy Funds are advised by Allianz Global Fund Management. The Nicholas-Applegate Institutional Funds are advised by Nicholas-Applegate Capital Management LLC (“NACM”). The PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). NACM and PIMCO are affiliated with Allianz Global Fund Management, as both entities are indirect subsidiaries of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-498-5413.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds:	1-800-498-5413
Allianz Funds Multi-Strategy Trust:	1-800-498-5413
Nicholas-Applegate Institutional Funds:	1-800-551-8043
PIMCO Funds:	1-800-498-5413

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$3 billion or more
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index

Prospectus	25

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more
CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations
NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	50–100	All capitalizations
NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Same as the Russell 1000 Growth Index
NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
NACM International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion
NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion

26	Allianz Multi-Strategy Funds

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
RCM Disciplined International Equity(1)	Long-term capital appreciation	Equity securities of companies worldwide	50–115	Greater than $1.5 billion
RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	75–150	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more
RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index
RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations
RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million
RCM Wellness	Long-term capital appreciation	Equity securities of wellness-related companies	30–60	All capitalizations

(1)	Effective April 30, 2009, the Underlying Fund’s name was changed from RCM International Growth Equity Fund to RCM Disciplined International Equity Fund.

	Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds Multi-Strategy Trust	NACM Global Equity 130/30	Long-term capital appreciation	Long and short positions in equity securities of companies worldwide	60–130 long positions 40–70 short positions	All capitalizations
	NACM International Growth	Maximize long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations

Prospectus	27

Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations
RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	50–80	Greater than $1.5 billion
RCM Global EcoTrendsSM	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations
RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations
RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

	Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate Institutional Funds	Nicholas-Applegate Emerging Markets	Long-term capital appreciation	Emerging equity markets	100–150	MSCI Emerging Markets Index
	Nicholas-Applegate Global Select	Long-term capital appreciation	Global equity markets	50–100	All capitalizations
	Nicholas-Applegate International All Cap Growth	Current income and capital growth	International equity securities of all market capitalizations	50–100	All capitalizations
	Nicholas-Applegate International Growth Opportunities	Long-term capital appreciation	Securities of non-U.S. growth companies	50–100	Smallest 20% of Citigroup World Ex-U.S. BMI Index
	Nicholas-Applegate International Systematic	Long-term capital appreciation	International equity markets	100–150	MSCI EAFE Index
	Nicholas-Applegate U.S. Convertible(1)	Maximize total return consisting of capital appreciation and current income	Securities that are convertible into common stock	60–80	All capitalizations
	Nicholas-Applegate U.S. Emerging Growth	Long-term capital appreciation	Smaller capitalization common stocks of U.S. companies	130–170	Russell 200 Growth Index
	Nicholas-Applegate U.S. High Yield Bond(2)	Current income and capital growth	U.S. corporate high yield bonds	N/A	N/A
	Nicholas-Applegate Small to Mid Cap	Long-term capital appreciation	Mid-cap growth companies	125–170	Russell 2500 Growth Index
	Nicholas-Applegate U.S. Micro Cap Growth	Long-term capital appreciation	Micro capitalization common stocks of U.S. companies	100–140	Russell Microcap Growth Index

28	Allianz Multi-Strategy Funds

Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate U.S. Systematic Large Cap Growth	Long-term capital appreciation	Large capitalization stock of growth companies	70	Russell 1000 Growth Index
Nicholas-Applegate U.S. Ultra Micro Cap	Long-term capital appreciation	Micro capitalization growth. Companies	60–90	Below the Russell Microcap Growth Index

(1)	The Nicholas-Applegate U.S. Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)	The Nicholas-Applegate U.S. High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

	PIMCO Fund(7)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Short Duration	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% below Baa	0%
	PIMCO Commodity-RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% below Baa	0–30%
	PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%
	PIMCO Developing Local Markets	Currencies or fixed income instruments Denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% below B	≥80%(3)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/–2 years of its benchmark	Max 15% below B	≥80%(3)
	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% below B	≥80%(3)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/–3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% below B	No Limitation
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)
	PIMCO Fundamental Advantage Tax Efficient Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments, a substantial portion of which is comprised of high yield municipal securities	4–11 years	No limitation	No limitation

Prospectus	29

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	1–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Fundamental IndexPLUS™	Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO Fundamental IndexPLUS™ TR	Enhanced RAFI™ 1000 derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	8 years	Max 15% below B	No Limitation
PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income instruments issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
PIMCO High Yield	Higher-yielding fixed income instruments	+/–2 years of its benchmark	Caa to Aaa; min 80% below Baa subject to Max 5% Caa	0–20%
PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below B	No limitation
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Investment Grade Corporate Bond	Corporate fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long-Term U.S. Government	Long-term maturity fixed income instruments	≥ 8 years	A to Aaa	0%
PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%

30	Allianz Multi-Strategy Funds

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%
PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Mortgage Backed Securities(5)	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa
PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return	Inflation-indexed fixed income instruments	+/–3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return Asset	Inflation-indexed fixed income instruments	+/– 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–10%
PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of short-term fixed income instruments	1 year–2 years beyond BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

Prospectus	31

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Total Return II	Intermediate maturity fixed income instruments with quality, non-U.S. issuer restrictions	+/–2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/–2 years of its benchmark	B to Aaa; max 10% below Aaa	0%
PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% below Baa	No limitation

(1)	As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)

Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(6)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(7)

The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager, or its affiliate, acts as investment adviser or investment manager to each of the Underlying Funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2009, the Manager and its investment management affiliates had approximately $767.2 billion in assets under management.

The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Sub-Adviser

Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) selects the Underlying Funds and other investments in which the Funds may invest and allocates the Funds’ assets among the Underlying Funds and other investments. AGI Solutions is located at 600 West Broadway, San Diego, CA 92101. AGI Solutions provides advisory services to mutual funds and institutional accounts, and may also provide consulting and

32	Allianz Multi-Strategy Funds

research services. Although many of the investment professionals and senior personnel at the Sub-Adviser have significant industry experience at other Allianz entities and elsewhere, the Sub-Adviser only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts. As of March 31, 2009, the Sub-Adviser had approximately $17.6 million in assets under management.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience
Stephen Sexauer	2008-2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management, LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008-2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

*	The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

Management Fees	Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters (the “Management Fee.”) The Manager (and not the Fund) pays a portion of the Management Fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of the Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

The Funds commenced operations during the current fiscal year, and they have agreed to pay monthly Management Fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fees
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%

A discussion regarding the basis for the approval by the Board of Trustees of the investment management agreement between the Manager and each Fund, and the sub-advisory agreement between the Manager and the Sub-Adviser with respect to the Funds, will be available in the semi-annual report to shareholders for the fiscal period ending May 31, 2009 (in the case of the Core Allocation Fund, the annual report for that Fund’s fiscal year ending June 30, 2009).

Prospectus	33

Management Fee Waiver.  For each Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements.  With respect to each Fund other than the Core Allocation Fund, the Manager has contractually agreed until March 31, 2010 to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the amount specified for Class P shares of each Fund under “Summary of the Funds—Fees and Expenses of the Funds” as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

With respect to the Core Allocation Fund only, the Manager has agreed, for the Core Allocation Fund’s fiscal year ending November 30, 2009, to waive its Management Fee, or reimburse the Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.12% of the Core Allocation Fund’s average net assets attributable to Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•	The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Funds” in the “Summary of the Funds” above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
Allianz Funds
CCM Capital Appreciation	0.67%		0.02%	0.69%
CCM Emerging Companies	1.50	(3)	0.01	1.51
CCM Focused Growth	0.70		0.02	0.72
CCM Mid-Cap	0.68		0.01	0.69
NACM Emerging Markets Opportunities	1.35		0.03	1.38
NACM Global	1.05		0.01	1.06
NACM Growth	0.75		0.02	0.77

34	Allianz Multi-Strategy Funds

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)		Total Fund Operating Expenses
NACM Income & Growth	0.90		0.02		0.92
NACM International	1.05		0.02		1.07
NACM Mid-Cap Growth	0.90		0.06		0.96
NACM Pacific Rim	1.35		0.02		1.37
NFJ All-Cap Value	0.90		0.01		0.91
NFJ Dividend Value	0.65	(5)	0.02		0.67
NFJ International Value	1.03		0.01		1.04
NFJ Large-Cap Value	0.69%		0.01%		0.70%
NFJ Mid-Cap Value	0.85		0.03		0.88
NFJ Small-Cap Value	0.81	(7)	0.01		0.82
OCC Growth	0.75		0.01		0.76
OCC Opportunity	0.90		0.01		0.91
OCC Renaissance	0.84	(4)	0.01		0.85
OCC Target	0.79		0.02		0.81
RCM Disciplined International Equity	0.95		0.01		0.96
RCM Global Resources	1.05		0.02		1.07
RCM Global Small-Cap	1.35		0.02		1.37
RCM Large-Cap Growth	0.70		0.01		0.71
RCM Mid-Cap	0.72		0.01		0.73
RCM Small-Cap Growth	1.10		0.02		1.12
RCM Strategic Growth	1.25		0.13		1.38
RCM Technology	1.19		0.06		1.25
RCM Wellness	1.25		0.02		1.27
Allianz Multi-Strategy Funds
NACM Global Equity 130/30	1.10		1.25	(14)	2.35	(16)
NACM International Growth	0.85		1.35	(15)	1.20	(16)
RCM All Horizons	0.95		0.35	(14)	1.30	(16)
RCM Disciplined Equity	0.70		0.28	(14)	0.98	(16)
RCM Global EcoTrendsSM	1.00		1.02	(14)	2.02
RCM Global Water	0.95		0.61	(14)	1.56
RCM International Opportunities	0.85		0.35	(14)	1.20	(16)
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.55		0.00		0.45
PIMCO California Short Duration Municipal Bond	0.35		0.00		0.35
PIMCO CommodityRealReturn Strategy	0.74		0.01		0.75	(6)
PIMCO Convertible	0.65		0.11		0.76
PIMCO Developing Local Markets	0.85		0.00		0.85
PIMCO Diversified Income	0.75		0.08		0.83
PIMCO Emerging Local Bond	0.85		0.00		0.85
PIMCO Emerging Markets Bond	0.85		0.00		0.85
PIMCO Extended Duration	0.50		0.00		0.50
PIMCO Floating Income	0.55		0.01		0.56
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50		0.38		0.88
PIMCO Foreign Bond (Unhedged)	0.50		0.31		0.81
PIMCO Fundamental Advantage Tax Efficient Strategy	0.89		0.00		0.89
PIMCO Fundamental Advantage Total Return Strategy	0.89		0.00		0.89
PIMCO Fundamental IndexPLUS™	0.60		0.00		0.70
PIMCO Fundamental IndexPLUS™ TR	0.79		0.00		0.79
PIMCO Global Advantage Strategy Bond	0.70		0.10		0.80
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55		0.47		1.02
PIMCO Global Bond (Unhedged)	0.55		0.29		0.84
PIMCO GNMA	0.50		0.45		0.95
PIMCO High Yield	0.50	(10)	0.01		0.51
PIMCO High Yield Municipal Bond	0.55		0.00		0.55
PIMCO Income	0.45		1.04		1.49
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75		0.76		1.51
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64		0.64		1.28
PIMCO Investment Grade Corporate Bond	0.50		0.07		0.57
PIMCO Long Duration Total Return	0.50		0.00		0.50
PIMCO Long Term U.S. Government	0.48		0.00		0.48
PIMCO Low Duration	0.43	(11)	0.00		0.43
PIMCO Low Duration II	0.50		0.01		0.51
PIMCO Low Duration III	0.50		0.04		0.54
PIMCO Moderate Duration	0.45	(12)	0.00		0.45
PIMCO Money Market	0.32		0.00		0.32

Prospectus	35

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
PIMCO Mortgage-Backed Securities(8)	0.50		0.70	1.20
PIMCO Municipal Bond	0.47		0.08	0.55
PIMCO New York Municipal Bond	0.45		0.00	0.45
PIMCO Real Return Asset	0.60	(9)	0.01	0.61
PIMCO Real Return	0.45		0.00	0.45
PIMCO RealEstate-RealReturn Strategy	0.74		0.00	0.74
PIMCO Short Duration Municipal Income	0.35		0.00	0.35
PIMCO Short-Term	0.45%		0.01%	0.46%
PIMCO Small Cap StocksPLUS® TR	0.69		0.00	0.69
PIMCO StocksPLUS®	0.50		0.09	0.59
PIMCO StocksPLUS® Total Return	0.64		0.00	0.64
PIMCO StocksPLUS® TR Short Strategy	0.69		0.00	0.69
PIMCO Total Return	0.43	(13)	0.06	0.49
PIMCO Total Return II	0.50		0.32	0.82
PIMCO Total Return III	0.50		0.25	0.75
PIMCO Unconstrained Bond	0.90		0.02	0.92

(1)

“Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 1.15%.
(4)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.
(5)

Effective January 1, 2008, the Underlying Fund’s Advisory Fee became subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Underlying Fund’s average daily net assets.

(6)

The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(7)

Effective January 1, 2007, the Underlying Fund’s advisory fee became subject to reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Underlying Fund’s average net assets.

(8)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(9)	Effective October 1, 2008, the Advisory Fees for the Real Return Asset Fund were reduced to an annual rate of 0.30%.
(10)	Effective October 1, 2008, the High Yield Fund’s supervisory and administrative fee was increased to 0.30% per annum.
(11)	Effective October 1, 2008, the Low Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(12)	Effective October 1, 2008, the Moderate Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(13)	Effective October 1, 2008, the Total Return Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(14)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ended November 30, 2008.
(15)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ending November 30, 2009.
(16)

Reflects the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, exceed the Total Fund Operating Expenses figure reflected in the table.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Class I and II shares):
Underlying Fund (Nicholas-Applegate Institutional Funds)	Advisory Fees	Administrative Fees	Other Expenses(2)	Total Fund Operating Expenses
Nicholas-Applegate Emerging Markets (Class II)	0.90%	0.32%	0.10%	1.32%
Nicholas-Applegate Global Select (Class II)	0.65	0.42	0.06	1.13
Nicholas-Applegate All Cap Growth (Class I)	0.85	0.27	0.05	1.17
Nicholas-Applegate International Growth Opportunities (Class II)	0.70	0.54	0.03	1.27
Nicholas-Applegate International Systematic (Class II)	0.50	0.33	0.05	0.88
Nicholas-Applegate U.S. Convertible (Class II)	0.55	0.34	0.04	0.93
Nicholas-Applegate U.S. Emerging Growth (Class I)	0.75	0.41	0.05	1.21
Nicholas-Applegate U.S. High Yield Bond (Class II)	0.40	0.15	0.03	0.58
Nicholas-Applegate U.S. Small to Mid-Cap Growth (Class I)	0.50	0.40	0.05	0.95
Nicholas-Applegate U.S. Micro Cap (Class I)	1.00	0.54	0.04	1.58
Nicholas-Applegate U.S. Systematic Large Cap (Class II)	0.45	0.49	0.05	0.99
Nicholas-Applegate U.S. Ultra Micro Cap (Class I)	1.50	0.73	0.02	2.25

(1)

While the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds have a combined Management Fee, Nicholas-Applegate Institutional Funds has an advisory fee and an administrative fee, which are paid by an Underlying Fund to the Adviser for furnishing an investment program, either directly or through others selected by it, and to the Administrator for providing administrative services for the Fund and bearing the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., interest expenses and pro rata trustee fees) attributable to the Class I and Class II shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

36	Allianz Multi-Strategy Funds

Potential Conflicts of Interest	The Sub-Adviser has broad discretion to allocate and reallocate the Funds’ assets among the Underlying Funds consistent with the Funds’ investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Funds invest. In this regard, the Manager or the Sub-Adviser may have a financial incentive for the Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and the Sub-Adviser to invest the Funds’ assets in Underlying Funds and Other Acquired Funds. The Sub-Adviser and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Distributor	The Trust’s distributor Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) is an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters	In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds and the Underlying Funds. However, Allianz Global Fund Management, AGI Solutions and AGID believe that these matters are not likely to have a material adverse effect on the Funds and the Underlying Funds or on Allianz Global Fund Management’s, AGI Solutions’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds and the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGI Solutions or AGID to perform their respective contracts with respect to the Funds and the Underlying Funds.

Class P Shares

The Trust offers investors Class P shares of the Funds in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class P shares.

Prospectus	37

Service Fees	The Trust has adopted an Administrative Services Plan for the Class P shares of the Funds. The Plan allows a Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a Fund to make service fee payments at an annual rate up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. Because these fees are paid out of a Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

Arrangements with Service Agents	Class P shares of the Funds may be offered through certain brokers and other financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

The Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, for providing certain services with respect to Class P shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agents or other service providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Manager and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

Payments to Financial Firms	A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

The Distributor, the Manager and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant

38	Allianz Multi-Strategy Funds

amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Trust, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Funds, the Distributor and the Manager to financial firms, please see the Statement of Additional Information.

Purchases, Redemptions and Exchanges

Purchasing Shares	Investors may purchase Class P shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

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Investment Minimums.  The minimum initial investment for Class P shares is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Manager and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion.

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Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:30 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day,

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Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

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Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Class P shares only by wiring federal funds to the Transfer Agent, Allianz Funds Multi-Strategy Trust, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Class P shares of a particular Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•	Other Purchase Information. Purchases of the Funds’ Class P shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect the Funds and their shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Class P shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or the Sub-Adviser intends to retain the security in the Funds as an investment. Assets purchased by the Funds in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Funds’ assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Funds as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase

40	Allianz Multi-Strategy Funds

shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

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Redemption Fees.  The Funds do not currently charge redemption fees. However, retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares. These other restrictions may be stricter than those maintained by the Funds. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares. Shareholders will receive 60 days’ notice of any material changes to the Funds’ policies with respect to redemption fees, unless otherwise permitted by law.

Redeeming Shares	•

Redemptions by Mail.  An investor may redeem (sell) Class P shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of abnormal market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Other Redemption Information.  Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly

Prospectus	41

identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Class P shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of any Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone redemption payments for more than seven days, as permitted by law.

Exchange Privilege	Except as provided below or in the applicable Funds’ prospectus(es), an investor may exchange Class P shares of a Fund for shares of the same class of any other Fund of the Trust, Allianz Funds or PIMCO Funds that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions set forth) in the Trust’s Statement of Additional Information.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Funds and their shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the

42	Allianz Multi-Strategy Funds

Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days’ prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for a Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Underlying Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since many of the Underlying Funds intend to invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Underlying Funds’ non-U.S. portfolio securities and the determination of such Underlying Funds’ (and the Funds’) net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Underlying Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to a Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for a Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to a Fund, there can be no assurance of success in this regard.

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Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person who opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of each Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class P shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), a Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

A Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental

44	Allianz Multi-Strategy Funds

actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The use of fair value pricing by Funds may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Funds’ shares may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds. The calculation of the Funds’ NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. The Retirement Income Fund and Core Allocation Fund intend to declare and distribute income dividends to shareholders of record at least quarterly. The other Funds intend to declare and distribute income dividends at least annually. The amounts of the Funds’ income distributions to shareholders are expected to vary with market fluctuations and the rate or size of the Underlying Funds’ distributions.

In addition, the Funds intend to distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

Each Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

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Taxes on Fund Distributions	If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that a Fund owned for 12 months or less generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions from the Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

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Taxes when you sell (redeem) or exchange your shares.  Any gain resulting from the sale of Fund shares generally will be subject to U.S. federal income tax for shareholders as capital gains. When you exchange shares of a Fund for shares of another fund, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to U.S. federal income tax as capital gains.

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Redemption by a fund of underlying fund shares.  Depending on a Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause you to recognize higher amounts of ordinary income than if you had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sale of Underlying Fund shares that have generated losses.

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A note on non-U.S. investments.  An Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You will not be able to claim a credit or deduction with respect to foreign taxes. In addition, an Underlying Fund’s investment in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of distributions.

46	Allianz Multi-Strategy Funds

•

Backup withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

This section summarizes some of the U.S. federal income tax considerations generally applicable to investment by U.S. persons investing in the Funds; considerations under other tax laws and for non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

As each Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for Allianz Funds, Allianz Multi-Strategy Funds or PIMCO Funds) or 1-800-551-8043 (for Nicholas-Applegate Institutional Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the

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company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio managers have placed on it. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require that Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Initial Public Offerings	Securities purchased in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to that Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on that Fund’s performance will generally decrease.

Non-U.S. Securities

The Underlying Funds (other than the Underlying Funds sub-advised by RCM Capital Management LLC (“RCM”)) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The Underlying Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S.

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securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. ADRs, EDRs and GDRs are considered by the Funds to be types of equity securities.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Foreign Currencies” below.

Emerging Market Securities	The Funds may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Funds to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	The Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

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Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that a Fund engages in foreign currency transactions, it will be subject to the additional risk that the relative value of currencies will be different than anticipated by that Fund’s portfolio manager(s).

Derivatives	The Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which that Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that a Fund may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of the Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rate and foreign currencies. A description of these and other derivative instruments that a Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an

50	Allianz Multi-Strategy Funds

understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio managers of a Fund may wish to retain that Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, that Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because that Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common

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Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income instruments, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income instruments, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Instruments	As used in this Prospectus, the term “fixed income instruments” includes, but is not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Funds may invest in derivatives based on fixed income instruments.

Fixed income instruments are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income instruments are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income instruments can be expected to decline. Fixed income instruments with longer “durations” (a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated below investment grade, i.e., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield” securities or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income instruments. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income instruments rated in the lowest

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investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income instruments, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income instruments by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Funds will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager and the Sub-Adviser do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income instruments. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, that Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if that Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the Statement of Additional Information for more information.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income

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instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease that Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Funds may lend portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Target Risk and Target Date Funds may lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Funds’ assets. The Target Risk and Target Date Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	The Funds may make use of short sales for investment and risk management purposes, including when a sub-adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in that Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the lending broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to that Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increases, thereby

54	Allianz Multi-Strategy Funds

increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, as of the date of this Prospectus, the Allianz NACM Global Equity 130/30 Fund, an Underlying Fund, is currently unable to engage in short sales of individual securities on practicable terms in light of its long-short investment strategy, and currently seeks all of its short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Funds may purchase securities which they are eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at that Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, that Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	The Funds may enter into reverse repurchase agreements and dollar rolls, subject to each Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund may also borrow money to the extent permitted under the 1940 Act, subject to any policies of that Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Manager or its affiliates. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. See “Leveraging Risk.”

Further, a Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Prospectus	55

Illiquid Securities	The Funds may invest in illiquid securities so long as not more than 15% of the value of any Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Funds’ Sub-Advisers may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts	The Funds may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities, and as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	As discussed above, the Funds may invest primarily in other investment companies, including exchange-traded funds (ETFs). As a shareholder of an investment company, the Funds may indirectly bear service and other fees which are in addition to the fees a Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets, those amounts are reflected in that Fund’s expense table in the Fund Summary.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies.

Changes in Investment Objectives and Policies

The investment objective of each of the Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, the Funds may be subject to additional restrictions on their ability to utilize

56	Allianz Multi-Strategy Funds

certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. None of the Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	Certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ relatively small size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings	A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	57

Financial Highlights

Because the Retirement Income Fund, the Growth Allocation Fund, the 2015 Fund, the 2020 Fund, the 2030 Fund, the 2040 Fund and the 2050 Fund have recently commenced operations, financial highlights are not available for those Funds.

The financial highlights table below is intended to help you understand the financial performance of Class A shares of the Core Allocation Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The financial information presented below is that of Class A shares of the Allianz Global Investors Multi-Style Fund, the Core Allocation Fund’s predecessor (the “Predecessor Fund”), which merged into the Core Allocation Fund on May 4, 2009. In the absence of the reorganization, the Core Allocation Fund would not have any financial information to disclose.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A shares of the Predecessor Fund, assuming reinvestment of all dividends and distributions. Class P shares of the Predecessor Fund were not outstanding during the periods shown. The performance shown below is different than that which would have been achieved by Class P shares of the Fund because of differing fees and expenses. Except where indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the June 30, 2008 annual report to shareholders of the Predecessor Fund. The information for the period ended December 31, 2008 is included in the Predecessor Fund’s semi-annual report to shareholders, and is unaudited. The Predecessor Fund’s most recent annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class A
12/31/2008+	$10.62	$0.21	$(2.50)	$(2.29)	$(0.32)	$—
06/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
06/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
06/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)
06/30/2005	10.60	0.22	0.50	0.72	(0.24)	—
06/30/2004	9.28	0.24	1.29	1.53	(0.21)	—

*	Annualized
+	Unaudited
(a)	Calculated on average shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses.
(c)	Less than $0.01 per share.

58	Allianz Multi-Strategy Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.32)	$—	(c)	$8.01	(21.67)%	$46,523	0.65	%*	4.55	%*	14%
(0.14)	(1.32)	—	(c)	10.62	(5.45)	63,265	0.65		2.74		17
—	(0.92)	—	(c)	12.57	14.82	70,370	0.72		1.98		17
—	(0.29)	—	(c)	11.78	9.03	65,643	0.65		1.65		6
—	(0.24)	—		11.08	6.84	48,049	0.65		2.04		25
—	(0.21)	—		10.60	16.21	35,618	0.65		2.34		23

Prospectus	59

Allianz Funds Multi-Strategy Trust

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. When available, the Funds’ annual report will discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In addition, the current prospectuses of the Trust, of Allianz Funds, and of PIMCO Funds relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI and the financial statements included in the Allianz Global Investors Multi-Style Fund’s most recent annual and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-800-498-5413, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, the Funds and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds and the Underlying Funds.

File No. 811-22167

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

Allianz Global Investors Solutions LLC, 600 West Broadway, San Diego, CA 92101

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Multi-Strategy Funds, Allianz Funds and PIMCO Funds, call 1-800-498-5413 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 12/31/08.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your investment advisor.

This cover is not part of the Prospectus	AZ700P_24741

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

Allianz Multi-Strategy Funds Prospectus

MAY 4, 2009

Allianz Global Investors Solutions Funds

Share Class

This cover is not part of the Prospectus.

TARGET RISK FUNDS

Allianz Global Investors Solutions Retirement Income Fund

Allianz Global Investors Solutions Core Allocation Fund

Allianz Global Investors Solutions Growth Allocation Fund

TARGET DATE FUNDS

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions Funds

May 4, 2009 Share Class R	This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), which are eight mutual funds offered by Allianz Funds Multi-Strategy Trust (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and its investment management affiliate, Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”), which serves as sub-adviser. As of March 31, 2009, Allianz Global Fund Management and its investment management affiliates managed approximately $767.2 billion.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Overview of Allianz Global Investors Solutions Funds

This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), mutual funds offered by the Trust.

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Fund’s investment strategy closely resembles that of the Allianz Global Investors Solutions Retirement Income Fund.

The Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Funds invest primarily in certain affiliated mutual funds, which are part of the group of investment companies consisting of the Trust (“Allianz Multi-Strategy Funds”), Allianz Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, and which are called “Underlying Funds” in this Prospectus. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Description of Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 18.

The table below lists the investment objectives and compares certain investment characteristics of the Funds. See the “Summary of the Funds” for other important characteristics of the Funds and examples of return-generating and defensive assets.

Allianz Global Investors Solutions Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%
Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%
Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%
2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

2	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds (continued)

Investors should choose whether to invest in a Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Date Fund might be suitable for an investor anticipating retirement on or about the target date of the Fund, as asset allocations of the Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Fund utilizes a “fund of funds” structure, your cost of investing in a Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Fund invests, in addition to directly bearing the Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

Under “Summary of the Funds” you will find a description of each Fund’s investment objective, principal investments and strategies, principal risks, asset allocation strategies, performance information (once available) and fees and expenses. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Funds and the Underlying Funds.

It is possible to lose money on an investment in a Fund.  While each Fund provides a relatively high level of diversification in comparison to most mutual funds, the Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Fund’s relative diversification may be somewhat limited. Each Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Allianz Global Investors Solutions Fund	Ticker Symbols:
Retirement Income Fund	ASRRX (Class R)
Core Allocation Fund	AGARX (Class R)
Growth Allocation Fund	ASFRX (Class R)
Allianz Global Investors Solutions 2015 Fund	AZGRX (Class R)
Allianz Global Investors Solutions 2020 Fund	AGLRX (Class R)
Allianz Global Investors Solutions 2030 Fund	ABLRX (Class R)
Allianz Global Investors Solutions 2040 Fund	AVSRX (Class R)
Allianz Global Investors Solutions 2050 Fund	ASNRX (Class R)

Prospectus	3

Summary of the Funds

Investment Objectives of the Funds	The Allianz Global Investors Solutions Funds listed above (each a “Fund”) are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds.  The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds.  Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

4	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step.  The first step is to divide the Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Target Risk Funds.  For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return-generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

Target Date Funds.  For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date.

Prospectus	5

Summary of the Funds (continued)

Second Step.  In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds.  For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Fund.

Target Date Funds.  For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

6	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Third Step.  The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Fund consisting primarily of Underlying Funds using the following core considerations:

•

Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

•	The consistency of each Underlying Fund’s risk-return profile.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

•	How the Underlying Fund impacts the expected risk-return profile of the total portfolio.

Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups. The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Fund on an ongoing basis. This annual analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

Matching a Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

The Retirement Income Fund is designed to represent the most conservative choice among the Funds and follows a target allocation that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical retired investor. The Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility.

Prospectus	7

Summary of the Funds (continued)

Principal Risks	Allocation Risk. Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks.  The ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

A Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Fund invests. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Fund’s investment in a particular fund may exceed 25% of the Fund’s assets. To the extent that a Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable.

In addition, a Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk.  To the extent that a Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds.

Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Linked Derivatives Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following the Summaries of the Funds for a description of these and other risks associated with an investment in a Fund and the Underlying Funds, Other Acquired Funds and other investments.

8	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—Retirement Income Fund	The Retirement Income Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—Retirement Income Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Retirement Income Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.75%	0.50%	2.03%	0.66%	3.94%	2.51%	1.43%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.77% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class R	$146	$608

Prospectus	9

Summary of the Funds (continued)

Performance Information—Core Allocation Fund	Shown below is summary performance information for the Core Allocation Fund. The summary performance information for the Core Allocation Fund is in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Core Allocation Fund by showing changes in its performance from year to year and by showing how the Core Allocation Fund’s average annual returns compare with the returns of broad-based securities market indexes and a performance average of other mutual funds with a similar investment strategy. The Core Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. The bar chart and the information to its right show performance of the Core Allocation Fund’s Class A shares, which are offered in a different prospectus. The Core Allocation Fund’s Class A performance is the historic performance of the Predecessor Fund’s Class A shares prior to the reorganization noted above. Performance information in the Average Annual Total Returns table also shows performance of Class R shares of the Fund. The Class R performance is based on the Predecessor Fund’s historical Class A performance, adjusted to reflect the distribution and/or service (12b-1) fees, management fees and other expenses paid by the Core Allocation Fund’s Class R shares. Although Class A and Class R shares would have similar annual returns (because all the Core Allocation Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Core Allocation Fund. Prior to the reorganization on May 4, 2009, the Predecessor Fund had different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies. The Core Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Core Allocation Fund will perform in the future.

Calendar Year Total Returns — Class A	More Recent Return Information
	1/1/09–3/31/09	-6.03%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest (4/1/03–6/30/03)	12.81%
	Lowest (10/1/08–12/31/08)	-12.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)(8)
Class A — Before Taxes(1)	-31.15%	-0.74%	1.88%	2.79%
Class A — After Taxes on Distributions(1)	-33.05%	-2.47%	0.09%	0.96%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-20.05%	-1.34%	0.70%	1.46%
Class R	-27.29%	0.16%	2.22%	3.12%
MSCI AC World Index(2)	-42.19%	-0.06%	-0.14%	1.75%
Barclays Capital U.S. Aggregate Index(3)	5.24%	4.65%	5.63%	5.53%
Russell 3000 Index(4)	-37.31%	-1.95%	-0.80%	1.12%
Lipper Mixed-Asset Target Allocation Moderate Funds Average(5)	-25.40%	-0.35%	1.14%	2.07%
Blended Index I(6)	-25.33%	2.23%	2.66%	3.81%
Blended Index II(7)	-22.18%	1.92%	2.76%	3.79%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class R will vary.

(2)

The Morgan Stanley Capital International (“MSCI”) AC World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index. The MSCI AC World Index replaced the Russell 3000 Index as a primary comparative index of the Fund because the Manager believes the MSCI AC World Index is more representative of the Fund’s investment strategies, which are different from those of the Predecessor Fund.

(3)

The Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers) is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.

10	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

(5)

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

(6)

The Blended Index I represents the blended performance of a hypothetical index developed by the Manager made up of 60% MSCI AC World Index and 40% Barclays Capital Global Aggregate Bond Index. The MSCI AC World Index is described above. The Barclays Capital Global Aggregate Index (formerly sponsored by Lehman Brothers) provides a broad-based measure of the global investment-grade fixed income markets. It is not possible to invest directly in the index. The Blended Index I replaced the Blended Index II as a comparative index of the Fund because the Manager believes the Blended Index I is more representative of the Fund’s current investment strategies.

(7)

The Blended Index II represents the blended performance of a hypothetical index developed by the Manager made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers). The Russell 3000 Index and Barclays Capital U.S. Aggregate Index are described above. The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to 9/1/06, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(8)	The Predecessor Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Fees and Expenses—Core Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Core Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.85%	0.50%	0.21%	0.76%	2.32%	0.75%	1.57%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has agreed, for the Fund’s fiscal year ending November 30, 2009, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.57% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$160	$496	$855	$1,867

Prospectus	11

Summary of the Funds (continued)

Performance Information—Growth Allocation Fund	The Growth Allocation Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—Growth Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Growth Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.85%	0.50%	2.03%	0.85%	4.23%	2.59%	1.64%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA”).

(2)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and 1.17% in organizational expenses estimated to be attributable to each class.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.79% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class R	$167	$663

12	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2015 Fund	The 2015 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2015 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the 2015 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.80%	0.50%	2.03%	0.72%	4.05%	2.58%	1.47%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.75% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class R	$150	$624

Prospectus	13

Summary of the Funds (continued)

Performance Information—2020 Fund	The 2020 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2020 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the 2020 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.80%	0.50%	2.03%	0.73%	4.06%	2.55%	1.51%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.78% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class R	$154	$630

14	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2030 Fund	The 2030 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2030 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the 2030 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.85%	0.50%	2.03%	0.74%	4.12%	2.50%	1.62%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.88% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class R	$165	$643

Prospectus	15

Summary of the Funds (continued)

Performance Information—2040 Fund	The 2040 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2040 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the 2040 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.85%	0.50%	2.03%	0.82%	4.20%	2.57%	1.63%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.81% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class R	$166	$660

16	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2050 Fund	The 2050 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2050 Fund	These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the 2050 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)(5)	Net Annual Fund Operating Expenses
Class R	0.85%	0.50%	2.03%	0.83%	4.21%	2.57%	1.64%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(2)	“Other Expenses” include 1.17% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(4)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Funds not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(5)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.81% of the Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class R	$167	$663

Prospectus	17

Summary of Principal Risks

As the Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Funds” includes both the Funds and the Underlying Funds.

Each of the Funds is generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities.

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s investments as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summary and are summarized in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in a Fund.

The following summarizes principal risks associated with investments in the Underlying Funds, Other Acquired Funds and direct investments by the Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-426-0107.

Underlying Fund and Other Acquired Fund Risks	Because each Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-426-0107.

Allocation Risk

Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Fund is that the Sub-Adviser will make less than optimal or poor

18	Allianz Multi-Strategy Funds

asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Fund invests. The Sub-Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). Generally, the price of a convertible security will vary in some proportion to changes in the price of the underlying security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives Risk” below.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income instrument (including a security purchased with securities lending cash collateral, if a Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”). The Funds that invest in fixed income instruments (particularly underlying bond funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly

Prospectus	19

all fixed income instruments are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or non-U.S. governments. Even certain U.S. Government securities are subject to credit risk. Some Funds may invest 25% or more of their assets in obligations issued by U.S. banks. Such Funds will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Currency Risk	To the extent that a Fund invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, it may be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk	Funds that invest in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, or adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and

20	Allianz Multi-Strategy Funds

financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to this risk.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing investments in a small number of issuers, industries, foreign currencies or regions increases risk to the Funds. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the net asset value of those Funds. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Prospectus	21

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Fund normally invests in a number of different Underlying Funds, to the extent that a Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income instruments rated lower than Baa by Moody’s or BBB by S&P or Fitch, or unrated securities determined to be of comparable quality. Underlying bond funds which invest in high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying bond fund’s ability to sell them. See “Liquidity Risk” below. If an issuer of a security is in default with respect to interest or principal payments, an underlying bond fund may lose its entire investment.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income instruments will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income instruments held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income instruments with similar durations.

Variable and floating rate securities are generally less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Certain Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

22	Allianz Multi-Strategy Funds

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, short sales, reverse repurchase agreements, and when-issued, delayed-delivery or forward commitment transactions. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in a Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets, periods of relative illiquidity, volatility or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sectors, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income instruments may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income instruments.

Mortgage-Related and Other Asset-Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies

Prospectus	23

representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest a substantial amount of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. See “Tax Consequences.”

REIT and Real Estate-Linked Derivatives Risk	A Fund that invests in REITs or real estate-linked derivative instruments is subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and in the credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, the Fund will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause that Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk	To the extent a Fund makes use of short sales for investment and risk management purposes, it will be subject to risks associated with selling short. One of the Underlying Funds, the Allianz NACM Global Equity 130/30 Fund, utilizes short sales as a principal investment strategy. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities, as well as liquidity risk, are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

24	Allianz Multi-Strategy Funds

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Underlying Funds

Because each Fund intends to invest its assets primarily in Underlying Funds, and none of the Underlying Funds is offered in this Prospectus, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Funds may invest in additional funds of Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds, PIMCO Funds or other affiliated and non-affiliated funds created in the future. Allianz Funds and Allianz Multi-Strategy Funds are advised by Allianz Global Fund Management. The Nicholas-Applegate Institutional Funds are advised by Nicholas-Applegate Capital Management LLC (“NACM”). The PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). NACM and PIMCO are affiliated with Allianz Global Fund Management, as both entities are indirect subsidiaries of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds:	1-800-426-0107
Allianz Funds Multi-Strategy Trust:	1-800-426-0107
Nicholas-Applegate Institutional Funds:	1-800-551-8043
PIMCO Funds:	1-800-426-0107

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$3 billion or more
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more

Prospectus	25

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations
NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	50–100	All capitalizations
NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Same as the Russell 1000 Growth Index
NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
NACM International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion
NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets

26	Allianz Multi-Strategy Funds

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
RCM Disciplined International Equity(1)	Long-term capital appreciation	Equity securities of companies worldwide	50–115	Greater than $1.5 billion
RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	75-150	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more
RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index
RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations
RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million
RCM Wellness	Long-term capital appreciation	Equity securities of wellness-related companies	30–60	All capitalizations

(1)	Effective April 30, 2009, the Underlying Fund’s name was changed from RCM International Growth Equity Fund to RCM Disciplined International Equity Fund.

Prospectus	27

	Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds Multi-Strategy Trust	NACM Global Equity 130/30	Long-term capital appreciation	Long and short positions in equity securities of companies worldwide	60–130 long positions 40–70 short positions	All capitalizations
	NACM International Growth	Maximize long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations
	RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations
	RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	50–80	Greater than $1.5 billion
	RCM Global EcoTrendsSM	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations
	RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations
	RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

	Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate Institutional Funds	Nicholas-Applegate Emerging Markets	Long-term capital appreciation	Emerging equity markets	100–150	MSCI Emerging Markets Index
	Nicholas-Applegate Global Select	Long-term capital appreciation	Global equity markets	50–100	All capitalizations
	Nicholas-Applegate International All Cap Growth	Current income and capital growth	International equity securities of all market capitalizations	50–100	All capitalizations
	Nicholas-Applegate International Growth Opportunities	Long-term capital appreciation	Securities of non-U.S. growth companies	50–100	Smallest 20% of Citigroup World Ex-U.S. BMI Index
	Nicholas-Applegate International Systematic	Long-term capital appreciation	International equity markets	100–150	MSCI EAFE Index
	Nicholas-Applegate U.S. Convertible(1)	Maximize total return consisting of capital appreciation and current income	Securities that are convertible into common stock	60–80	All capitalizations
	Nicholas-Applegate U.S. Emerging Growth	Long-term capital appreciation	Smaller capitalization common stocks of U.S. companies	130–170	Russell 200 Growth Index

28	Allianz Multi-Strategy Funds

Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate U.S. High Yield Bond(2)	Current income and capital growth	U.S. corporate high yield bonds	N/A	N/A
Nicholas-Applegate Small to Mid Cap	Long-term capital appreciation	Mid-cap growth companies	125–170	Russell 2500 Growth Index
Nicholas-Applegate U.S. Micro Cap Growth	Long-term capital appreciation	Micro capitalization common stocks of U.S. companies	100–140	Russell Microcap Growth Index
Nicholas-Applegate U.S. Systematic Large Cap Growth	Long-term capital appreciation	Large capitalization stock of growth companies	70	Russell 1000 Growth Index
Nicholas-Applegate U.S. Ultra Micro Cap	Long-term capital appreciation	Micro capitalization growth. Companies	60–90	Below the Russell Microcap Growth Index

(1)	The Nicholas-Applegate U.S. Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)	The Nicholas-Applegate U.S. High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

	PIMCO Fund(7)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Short Duration	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% below Baa	0%
	PIMCO Commodity-RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% below Baa	0-30%
	PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%
	PIMCO Developing Local Markets	Currencies or fixed income instruments Denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% below B	≥ 80%(3)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% below B	≥ 80%(3)
	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% below B	≥ 80%(3)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% below B	No Limitation
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥ 80%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥ 80%(3)

Prospectus	29

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Fundamental Advantage Tax Efficient Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments, a substantial portion of which is comprised of high yield municipal securities	4–11 years	No limitation	No limitation
PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	1–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Fundamental IndexPLUS™	Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO Fundamental IndexPLUS™ TR	Enhanced RAFI™ 1000 derivatives backed by a portfolio of fixed income instruments	1 year– 2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	8 years	Max 15% below B	No Limitation
PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/–2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income instruments issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
PIMCO High Yield	Higher-yielding fixed income instruments	+/– 2 years of its benchmark	Caa to Aaa; min 80% below Baa subject to Max 5% Caa	0–20%
PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below B	No limitation
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	1 year– 2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Investment Grade Corporate Bond	Corporate fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long-Term U.S. Government	Long-term maturity fixed income instruments	≥ 8 years	A to Aaa	0%

30	Allianz Multi-Strategy Funds

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; < 5% Prime 2	0%
PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Mortgage Backed Securities(5)	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa
PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return Asset	Inflation-indexed fixed income instruments	+/– 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–10%
PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of short-term fixed income instruments	1 year-2 years beyond BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year– 2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year– 2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

Prospectus	31

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Total Return II	Intermediate maturity fixed income instruments with quality, non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% below Aaa	0%
PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% below Baa	No limitation

(1)	As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)

Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(6)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(7)

The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager, or its affiliate, acts as investment adviser or investment manager to each of the Underlying Funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2009, the Manager and its investment management affiliates had approximately $767.2 billion in assets under management.

The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Sub-Adviser

Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) selects the Underlying Funds and other investments in which the Funds may invest and allocates the Funds’ assets among the Underlying Funds and other investments. AGI Solutions is located at 600 West Broadway, San Diego, CA 92101. AGI Solutions provides advisory services to mutual funds and institutional accounts, and may also provide consulting and

32	Allianz Multi-Strategy Funds

research services. Although many of the investment professionals and senior personnel at the Sub-Adviser have significant industry experience at other Allianz entities and elsewhere, the Sub-Adviser only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts. As of March 31, 2009, the Sub-Adviser had approximately $17.6 million in assets under management.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience
Stephen Sexauer	2008-2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management, LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008-2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

*	The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

Management Fees	Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters (the “Management Fee.”) The Manager (and not the Fund) pays a portion of the Management Fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of the Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

The Funds commenced operations during the current fiscal year, and they have agreed to pay monthly Management Fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fees
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%

A discussion regarding the basis for the approval by the Board of Trustees of the investment management agreement between the Manager and each Fund, and the sub-advisory agreement between the Manager and the Sub-Adviser with respect to the Funds, will be available in the semi-annual report to shareholders for the fiscal period ending May 31, 2009 (in the case of the Core Allocation Fund, the annual report for that Fund’s fiscal year ending June 30, 2009).

Prospectus	33

Management Fee Waiver. For each Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements. With respect to each Fund other than the Core Allocation Fund, the Manager has contractually agreed until March 31, 2010 to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the amount specified for Class R shares of each Fund under “Summary of the Funds—Fees and Expenses of the Funds” as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

With respect to the Core Allocation Fund only, the Manager has agreed, for the Core Allocation Fund’s fiscal year ending November 30, 2009, to waive its Management Fee, or reimburse the Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.57% of the Core Allocation Fund’s average net assets attributable to Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•	The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Funds” in the “Summary of the Funds” above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
Allianz Funds
CCM Capital Appreciation	0.67%		0.02%	0.69%
CCM Emerging Companies	1.50	(3)	0.01	1.51
CCM Focused Growth	0.70		0.02	0.72
CCM Mid-Cap	0.68		0.01	0.69
NACM Emerging Markets Opportunities	1.35		0.03	1.38
NACM Global	1.05		0.01	1.06

34	Allianz Multi-Strategy Funds

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)		Total Fund Operating Expenses
NACM Growth	0.75		0.02		0.77
NACM Income & Growth	0.90		0.02		0.92
NACM International	1.05		0.02		1.07
NACM Mid-Cap Growth	0.90		0.06		0.96
NACM Pacific Rim	1.35		0.02		1.37
NFJ All-Cap Value	0.90		0.01		0.91
NFJ Dividend Value	0.65	(5)	0.02		0.67
NFJ International Value	1.03		0.01		1.04
NFJ Large-Cap Value	0.69		0.01		0.70
NFJ Mid-Cap Value	0.85		0.03		0.88
NFJ Small-Cap Value	0.81	(7)	0.01		0.82
OCC Growth	0.75		0.01		0.76
OCC Opportunity	0.90		0.01		0.91
OCC Renaissance	0.84	(4)	0.01		0.85
OCC Target	0.79		0.02		0.81
RCM Disciplined International Equity	0.95		0.01		0.96
RCM Global Resources	1.05		0.02		1.07
RCM Global Small-Cap	1.35		0.02		1.37
RCM Large-Cap Growth	0.70		0.01		0.71
RCM Mid-Cap	0.72		0.01		0.73
RCM Small-Cap Growth	1.10		0.02		1.12
RCM Strategic Growth	1.25		0.13		1.38
RCM Technology	1.19		0.06		1.25
RCM Wellness	1.25		0.02		1.27
Allianz Multi-Strategy Funds
NACM Global Equity 130/30	1.10		1.25	(14)	2.35	(16)
NACM International Growth	0.85		1.35	(15)	1.20	(16)
RCM All Horizons	0.95		0.35	(14)	1.30	(16)
RCM Disciplined Equity	0.70		0.28	(14)	0.98	(16)
RCM Global EcoTrendsSM	1.00		1.02	(14)	2.02
RCM Global Water	0.95		0.61	(14)	1.56
RCM International Opportunities	0.85		0.35	(14)	1.20	(16)
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.55		0.00		0.45
PIMCO California Short Duration Municipal Bond	0.35		0.00		0.35
PIMCO CommodityRealReturn Strategy	0.74		0.01		0.75	(6)
PIMCO Convertible	0.65		0.11		0.76
PIMCO Developing Local Markets	0.85		0.00		0.85
PIMCO Diversified Income	0.75		0.08		0.83
PIMCO Emerging Local Bond	0.85		0.00		0.85
PIMCO Emerging Markets Bond	0.85		0.00		0.85
PIMCO Extended Duration	0.50		0.00		0.50
PIMCO Floating Income	0.55		0.01		0.56
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50		0.38		0.88
PIMCO Foreign Bond (Unhedged)	0.50		0.31		0.81
PIMCO Fundamental Advantage Tax Efficient Strategy	0.89		0.00		0.89
PIMCO Fundamental Advantage Total Return Strategy	0.89		0.00		0.89
PIMCO Fundamental IndexPLUS™	0.60		0.00		0.70
PIMCO Fundamental IndexPLUS™ TR	0.79		0.00		0.79
PIMCO Global Advantage Strategy Bond	0.70		0.10		0.80
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55		0.47		1.02
PIMCO Global Bond (Unhedged)	0.55		0.29		0.84
PIMCO GNMA	0.50		0.45		0.95
PIMCO High Yield	0.50	(10)	0.01		0.51
PIMCO High Yield Municipal Bond	0.55		0.00		0.55
PIMCO Income	0.45		1.04		1.49
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75		0.76		1.51
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64		0.64		1.28
PIMCO Investment Grade Corporate Bond	0.50		0.07		0.57
PIMCO Long Duration Total Return	0.50		0.00		0.50
PIMCO Long Term U.S. Government	0.48		0.00		0.48
PIMCO Low Duration	0.43	(11)	0.00		0.43
PIMCO Low Duration II	0.50		0.01		0.51
PIMCO Low Duration III	0.50		0.04		0.54
PIMCO Moderate Duration	0.45	(12)	0.00		0.45

Prospectus	35

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
PIMCO Money Market	0.32		0.00	0.32
PIMCO Mortgage-Backed Securities(8)	0.50		0.70	1.20
PIMCO Municipal Bond	0.47		0.08	0.55
PIMCO New York Municipal Bond	0.45		0.00	0.45
PIMCO Real Return Asset	0.60	(9)	0.01	0.61
PIMCO Real Return	0.45		0.00	0.45
PIMCO RealEstate-RealReturn Strategy	0.74		0.00	0.74
PIMCO Short Duration Municipal Income	0.35		0.00	0.35
PIMCO Short-Term	0.45		0.01	0.46
PIMCO Small Cap StocksPLUS® TR	0.69		0.00	0.69
PIMCO StocksPLUS®	0.50		0.09	0.59
PIMCO StocksPLUS® Total Return	0.64		0.00	0.64
PIMCO StocksPLUS® TR Short Strategy	0.69		0.00	0.69
PIMCO Total Return	0.43	(13)	0.06	0.49
PIMCO Total Return II	0.50		0.32	0.82
PIMCO Total Return III	0.50		0.25	0.75
PIMCO Unconstrained Bond	0.90		0.02	0.92

(1)

“Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 1.15%.
(4)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.
(5)

Effective January 1, 2008, the Underlying Fund’s Advisory Fee became subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Underlying Fund’s average daily net assets.

(6)

The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(7)

Effective January 1, 2007, the Underlying Fund’s advisory fee became subject to reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Underlying Fund’s average net assets.

(8)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(9)	Effective October 1, 2008, the Advisory Fees for the Real Return Asset Fund were reduced to an annual rate of 0.30%.
(10)	Effective October 1, 2008, the High Yield Fund’s supervisory and administrative fee was increased to 0.30% per annum.
(11)	Effective October 1, 2008, the Low Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(12)	Effective October 1, 2008, the Moderate Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(13)	Effective October 1, 2008, the Total Return Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(14)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ended November 30, 2008.
(15)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ending November 30, 2009.
(16)

Reflects the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, exceed the Total Fund Operating Expenses figure reflected in the table.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Class I and II shares):
Underlying Fund (Nicholas-Applegate Institutional Funds)	Advisory Fees	Administrative Fees	Other Expenses(2)	Total Fund Operating Expenses
Nicholas-Applegate Emerging Markets (Class II)	0.90%	0.32%	0.10%	1.32%
Nicholas-Applegate Global Select (Class II)	0.65	0.42	0.06	1.13
Nicholas-Applegate All Cap Growth (Class I)	0.85	0.27	0.05	1.17
Nicholas-Applegate International Growth Opportunities (Class II)	0.70	0.54	0.03	1.27
Nicholas-Applegate International Systematic (Class II)	0.50	0.33	0.05	0.88
Nicholas-Applegate U.S. Convertible (Class II)	0.55	0.34	0.04	0.93
Nicholas-Applegate U.S. Emerging Growth (Class I)	0.75	0.41	0.05	1.21
Nicholas-Applegate U.S. High Yield Bond (Class II)	0.40	0.15	0.03	0.58
Nicholas-Applegate U.S. Small to Mid-Cap Growth (Class I)	0.50	0.40	0.05	0.95
Nicholas-Applegate U.S. Micro Cap (Class I)	1.00	0.54	0.04	1.58
Nicholas-Applegate U.S. Systematic Large Cap (Class II)	0.45	0.49	0.05	0.99
Nicholas-Applegate U.S. Ultra Micro Cap (Class I)	1.50	0.73	0.02	2.25

(1)

While the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds have a combined Management Fee, Nicholas-Applegate Institutional Funds has an advisory fee and an administrative fee, which are paid by an Underlying Fund to the Adviser for furnishing an investment program, either directly or through others selected by it, and to the Administrator for providing administrative services for the Fund and bearing the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., interest expenses and pro rata trustee fees) attributable to the Class I and Class II shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

36	Allianz Multi-Strategy Funds

Potential Conflicts of Interest	The Sub-Adviser has broad discretion to allocate and reallocate the Funds’ assets among the Underlying Funds consistent with the Funds’ investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Funds invest. In this regard, the Manager or the Sub-Adviser may have a financial incentive for the Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and the Sub-Adviser to invest the Funds’ assets in Underlying Funds and Other Acquired Funds. The Sub-Adviser and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Distributor	The Trust’s distributor Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) is an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters	In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds and the Underlying Funds. However, Allianz Global Fund Management, AGI Solutions and AGID believe that these matters are not likely to have a material adverse effect on the Funds and the Underlying Funds or on Allianz Global Fund Management’s, AGI Solutions’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds and the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGI Solutions or AGID to perform their respective contracts with respect to the Funds and the Underlying Funds.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class R shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day

Prospectus	37

(“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, a Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), a Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

A Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. Each Fund is currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. A Fund’s use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, a Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

How to Buy and Sell Shares

General Information	The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Funds. For additional information, please see the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide (the “Guide”) for Class A, B, C and R Shares, which is part of the Statement of Additional Information which is incorporated herein by reference.

•

Specified Benefit Plans.  Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the

38	Allianz Multi-Strategy Funds

Distributor or the Manager to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Trust. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Manager or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

•

Calculation of Share Price and Redemption Payments. When shareholders buy Class R shares of the Funds, they pay a price equal to the NAV of the shares. When shareholders sell (redeem) Class R shares of the Funds, they receive an amount equal to the NAV of the shares. NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the specified benefit plan prior to such determination and were transmitted to and received by the Distributor prior to 9:30 a.m., Eastern time, on the following business day. Please see the Guide for details.

Prospectus	39

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next day that the New York Stock Exchange is open (according to the succeeding day’s NAV).

Distribution and Servicing (12b-1) Plan	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for Class R shares. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Class R 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares):

All Funds	Servicing Fee	Distribution Fee
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of shares of the Funds.

Payments to Financial Firms	Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial advisor (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, the Manager and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some

40	Allianz Multi-Strategy Funds

cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments in this paragraph are generally not made with respect to Class R shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Funds, the Distributor and the Manager to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Management Fees” above.

Buying Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services. A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most

Prospectus	41

cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short -term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Exchanging Shares	Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class R shares of any Fund for Class R shares of any other Fund or of another series of the Trust, Allianz Funds or PIMCO Funds that offers Class R shares. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) in the Statement of Additional Information. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class R shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Underlying Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since many of the Underlying Funds intend to invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of

42	Allianz Multi-Strategy Funds

the Underlying Funds’ non-U.S. portfolio securities and the determination of such Underlying Funds’ (and the Funds’) net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Underlying Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to a Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for a Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to a Fund, there can be no assurance of success in this regard.

Selling Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the New York Stock Exchange is open. Currently, the Trust does not charge any other fees or charges when selling shares. Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of

Prospectus	43

investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees	The Funds do not currently charge redemption fees. However, retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares. These other restrictions may be stricter than those maintained by the Funds. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Shareholders will receive 60 days’ notice of any material changes to the Funds’ policies with respect to redemption fees, unless otherwise permitted by law.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person who opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of each Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. The Retirement Income Fund and Core Allocation Fund intend to declare and distribute income dividends to shareholders of record at least quarterly. The other Funds intend to declare and distribute income dividends at least annually. The amounts of the Funds’ income distributions to shareholders are expected to vary with market fluctuations and the rate or size of the Underlying Funds’ distributions.

In addition, the Funds intend to distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

44	Allianz Multi-Strategy Funds

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class R shares of the Fund at NAV. This will be done unless you elect another option as described below.
•

Invest all distributions in Class R shares of any other fund of the Trust, Allianz Funds or PIMCO Funds that offers Class R shares at NAV. You must have an account existing in the fund selected for investment with the identical registered name. In addition, your specified benefit plan must offer both this option and the selected fund as an investment option in the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Fund Distributions	If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that a Fund owned for 12 months or less generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

Prospectus	45

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions from the Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to U.S. federal income tax for shareholders as capital gains. When you exchange shares of a Fund for shares of another fund, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to U.S. federal income tax as capital gains.

•

Redemption by a Fund of Underlying Fund Shares.  Depending on a Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause you to recognize higher amounts of ordinary income than if you had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sale of Underlying Fund shares that have generated losses.

•

A Note on Non-U.S. Investments.  An Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You will not be able to claim a credit or deduction with respect to foreign taxes. In addition, an Underlying Fund’s investment in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of distributions.

•

Backup Withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

This section summarizes some of the U.S. federal income tax considerations generally applicable to investment by U.S. persons investing in the Funds; considerations under other tax laws and for non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

As each Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any

46	Allianz Multi-Strategy Funds

mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-426-0107 (for Allianz Funds, Allianz Multi-Strategy Funds or PIMCO Funds) or 1-800-551-8043 (for Nicholas-Applegate Institutional Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio managers have placed on it. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Prospectus	47

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require that Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Initial Public Offerings	Securities purchased in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to that Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on that Fund’s performance will generally decrease.

Non-U.S. Securities	The Underlying Funds (other than the Underlying Funds sub-advised by RCM Capital Management LLC (“RCM”)) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The Underlying Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. ADRs, EDRs and GDRs are considered by the Funds to be types of equity securities.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Foreign Currencies” below.

Emerging Market Securities

The Funds may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by

48	Allianz Multi-Strategy Funds

investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Funds to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	The Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that a Fund engages in foreign currency transactions, it will be subject to the additional risk that the relative value of currencies will be different than anticipated by that Fund’s portfolio manager(s).

Derivatives

The Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly

Prospectus	49

participate in the securities market of a country from which that Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that a Fund may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of the Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rate and foreign currencies. A description of these and other derivative instruments that a Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio managers of a Fund may wish to retain that Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

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Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, that Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because that Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income instruments, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income instruments, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Instruments	As used in this Prospectus, the term “fixed income instruments” includes, but is not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Funds may invest in derivatives based on fixed income instruments.

Fixed income instruments are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income instruments are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate

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sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income instruments can be expected to decline. Fixed income instruments with longer “durations” (a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities	Securities rated below investment grade, i.e., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield” securities or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income instruments. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income instruments rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income instruments, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income instruments by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Funds will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager and the Sub-Adviser do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income instruments. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, that Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if that Fund invested exclusively in higher-quality and rated securities.

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Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the Statement of Additional Information for more information.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease that Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Funds may lend portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Target Risk and Target Date Funds may lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Funds’ assets. The Target Risk and Target Date Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

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Short Sales	The Funds may make use of short sales for investment and risk management purposes, including when a sub-adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in that Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the lending broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to that Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, as of the date of this Prospectus, the Allianz NACM Global Equity 130/30 Fund, an Underlying Fund, is currently unable to engage in short sales of individual securities on practicable terms in light of its long-short investment strategy, and currently seeks all of its short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Funds may purchase securities which they are eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

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Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at that Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, that Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	The Funds may enter into reverse repurchase agreements and dollar rolls, subject to each Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund may also borrow money to the extent permitted under the 1940 Act, subject to any policies of that Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Manager or its affiliates. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. See “Leveraging Risk.”

Further, a Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities	The Funds may invest in illiquid securities so long as not more than 15% of the value of any Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Funds’ Sub-Advisers may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts	The Funds may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the

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Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities, and as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	As discussed above, the Funds may invest primarily in other investment companies, including exchange-traded funds (ETFs). As a shareholder of an investment company, the Funds may indirectly bear service and other fees which are in addition to the fees a Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets, those amounts are reflected in that Fund’s expense table in the Fund Summary.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, the Funds may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. None of the Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	Certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ relatively small size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate

56	Allianz Multi-Strategy Funds

including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings	A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

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Financial Highlights

Because the Retirement Income Fund, the Growth Allocation Fund, the 2015 Fund, the 2020 Fund, the 2030 Fund, the 2040 Fund and the 2050 Fund have recently commenced operations, financial highlights are not available for those Funds.

The financial highlights table below is intended to help you understand the financial performance of Class A shares of the Core Allocation Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The financial information presented below is that of Class A shares of the Allianz Global Investors Multi-Style Fund, the Core Allocation Fund’s predecessor (the “Predecessor Fund”), which merged into the Core Allocation Fund on May 4, 2009. In the absence of the reorganization, the Core Allocation Fund would not have any financial information to disclose.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A shares of the Predecessor Fund, assuming reinvestment of all dividends and distributions. Class R shares of the Predecessor Fund were not outstanding during the periods shown. The performance shown below is different than that which would have been achieved by Class R shares of the Fund because of differing fees and expenses. Except where indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the June 30, 2008 annual report to shareholders of the Predecessor Fund. The information for the period ended December 31, 2008 is included in the Predecessor Fund’s semi-annual report to shareholders, and is unaudited. The Predecessor Fund’s most recent annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class A
12/31/2008+	$10.62	$0.21	$(2.50)	$(2.29)	$(0.32)	$–
06/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
06/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
06/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)
06/30/2005	10.60	0.22	0.50	0.72	(0.24)	–
06/30/2004	9.28	0.24	1.29	1.53	(0.21)	–

*	Annualized
+	Unaudited
(a)	Calculated on average shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses.
(c)	Less than $0.01 per share.

58	Allianz Multi-Strategy Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$–	$(0.32)	$–	(c)	$8.01	(21.67)%	$46,523	0.65	%*	4.55	%*	14%
(0.14)	(1.32)	–	(c)	10.62	(5.45)	63,265	0.65		2.74		17
–	(0.92)	–	(c)	12.57	14.82	70,370	0.72		1.98		17
–	(0.29)	–	(c)	11.78	9.03	65,643	0.65		1.65		6
–	(0.24)	–		11.08	6.84	48,049	0.65		2.04		25
–	(0.21)	–		10.60	16.21	35,618	0.65		2.34		23

Prospectus	59

Allianz Funds Multi-Strategy Trust

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. When available, the Funds’ annual report will discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In addition, the current prospectuses of the Trust, of Allianz Funds, and of PIMCO Funds relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI and the financial statements included in the Allianz Global Investors Multi-Style Fund’s most recent annual and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes.

The SAI includes the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet containing more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, the Funds and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds and the Underlying Funds.

File No. 811-22167

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

Allianz Global Investors Solutions LLC, 600 West Broadway, San Diego, CA 92101

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Multi-Strategy Funds, Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 12/31/08.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your investment advisor.

This cover is not part of the Prospectus	AZ700R_24742

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

Allianz Multi-Strategy Funds Prospectus

MAY 4, 2009

Allianz Global Investors Solutions Funds

Share Classes

Institutional
Administrative

This cover is not part of the Prospectus.

TARGET RISK FUNDS

Allianz Global Investors Solutions Retirement Income Fund

Allianz Global Investors Solutions Core Allocation Fund

Allianz Global Investors Solutions Growth Allocation Fund

TARGET DATE FUNDS

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions Funds

May 4, 2009 Share Classes Institutional and Administrative	This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), which are eight mutual funds offered by Allianz Funds Multi-Strategy Trust (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and its investment management affiliate, Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”), which serves as sub-adviser. As of March 31, 2009, Allianz Global Fund Management and its investment management affiliates managed approximately $767.2 billion.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Overview of Allianz Global Investors Solutions Funds

This Prospectus describes the Allianz Global Investors Solutions Funds (each a “Fund”), mutual funds offered by the Trust.

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Fund’s investment strategy closely resembles that of the Allianz Global Investors Solutions Retirement Income Fund.

The Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Funds invest primarily in certain affiliated mutual funds, which are part of the group of investment companies consisting of the Trust (“Allianz Multi-Strategy Funds”), Allianz Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, and which are called “Underlying Funds” in this Prospectus. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Description of Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 18.

The table below lists the investment objectives and compares certain investment characteristics of the Funds. See the “Summary of the Funds” for other important characteristics of the Funds and examples of return-generating and defensive assets.

Allianz Global Investors Solutions Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%
Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%
Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%
2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

2	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds (continued)

Investors should choose whether to invest in a Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Date Fund might be suitable for an investor anticipating retirement on or about the target date of the Fund, as asset allocations of the Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Fund utilizes a “fund of funds” structure, your cost of investing in a Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Fund invests, in addition to directly bearing the Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

Under “Summary of the Funds” you will find a description of each Fund’s investment objective, principal investments and strategies, principal risks, asset allocation strategies, performance information (once available) and fees and expenses. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Funds and the Underlying Funds.

It is possible to lose money on an investment in a Fund.    While each Fund provides a relatively high level of diversification in comparison to most mutual funds, the Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Fund’s relative diversification may be somewhat limited. Each Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Allianz Global Investors Solutions Fund	Ticker Symbols:
Retirement Income Fund	ARAMX (Institutional) AVRIX (Administrative)
Core Allocation Fund	PALLX (Institutional) AGAMX (Administrative)
Growth Allocation Fund	AGAIX (Institutional) AGFAX (Administrative)
Allianz Global Investors Solutions 2015 Fund	AZAMX (Institutional) AZGIX (Administrative)
Allianz Global Investors Solutions 2020 Fund	AGLMX (Institutional) AGNIX (Administrative)
Allianz Global Investors Solutions 2030 Fund	ABAMX (Institutional) ABLIX (Administrative)
Allianz Global Investors Solutions 2040 Fund	AVAMX (Institutional) AVTIX (Administrative)
Allianz Global Investors Solutions 2050 Fund	ANAMX (Institutional) ASNIX (Administrative)

Prospectus	3

Summary of the Funds

Investment Objectives of the Funds	The Allianz Global Investors Solutions Funds listed above (each a “Fund”) are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds.  The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds.  Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

4	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step.  The first step is to divide the Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Target Risk Funds.  For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return-generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

Target Date Funds.  For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date.

Prospectus	5

Summary of the Funds (continued)

Second Step.  In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds.  For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Fund.

Target Date Funds.  For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

Third Step.  The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Fund consisting primarily of Underlying Funds using the following core considerations:

•

Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

•	The consistency of each Underlying Fund’s risk-return profile.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

•	How the Underlying Fund impacts the expected risk-return profile of the total portfolio.

Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups. The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other

6	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Fund on an ongoing basis. This annual analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

Matching a Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

The Retirement Income Fund is designed to represent the most conservative choice among the Funds and follows a target allocation that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical retired investor. The Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility.

Principal Risks	Allocation Risk. Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks.  The ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

A Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Fund invests. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Fund’s investment in a particular fund may exceed 25% of the Fund’s assets. To the extent that a Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable.

Prospectus	7

Summary of the Funds (continued)

In addition, a Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk.  To the extent that a Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds.

Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Fund, are (in alphabetical order after the first three risks):

• Market Risk	• Fixed Income Risk	• Mortgage-Related and other Asset-Backed Risk
• Issuer Risk	• Focused Investment Risk
• Equity Securities Risk	• High Yield Risk	• Non-U.S. Investment Risk
• Commodity Risk	• Index Risk	• REIT and Real Estate-Linked Derivatives Risk
• Convertible Securities Risk	• Interest Rate Risk
• Credit Risk	• IPO Risk	• Short Selling Risk
• Currency Risk	• Leveraging Risk	• Smaller Company Risk
• Derivatives Risk	• Liquidity Risk	• Variable Distribution Risk
• Emerging Markets Risk	• Management Risk

Please see “Summary of Principal Risks” following the Summaries of the Funds for a description of these and other risks associated with an investment in a Fund and the Underlying Funds, Other Acquired Funds and other investments.

8	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—Retirement Income Fund	The Retirement Income Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—Retirement Income Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Retirement Income Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.75%	None	1.92%	0.66%	3.33%	2.45%	0.88%
Administrative Class	0.75	0.25%	1.92	0.66	3.58	2.45	1.13

(1)	“Other Expenses” include 1.17% in organizational expenses estimated to be attributable to each class, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.22% and 0.47% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional Class	$90	$426
Administrative Class	115	503

Prospectus	9

Summary of the Funds (continued)

Performance Information—Core Allocation Fund	Shown below is summary performance information for the Core Allocation Fund. The summary performance information for the Core Allocation Fund is in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Core Allocation Fund by showing changes in its performance from year to year and by showing how the Core Allocation Fund’s average annual returns compare with the returns of broad-based securities market indexes and a performance average of other mutual funds with a similar investment strategy. The Core Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. The bar chart and the information to its right show performance of the Core Allocation Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Core Allocation Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Core Allocation Fund. The Core Allocation Fund’s Institutional Class performance is the historic performance of the Predecessor Fund’s Institutional Class shares prior to the reorganization noted above. Performance information in the Average Annual Total Returns table also shows performance of Administrative Class shares of the Fund. The Administrative Class performance is based on the Predecessor Fund’s historical Institutional Class performance, adjusted to reflect the distribution and/or service (12b-1) fees, management fees and other expenses paid by the Core Allocation Fund’s Administrative Class shares. Prior to the reorganization on May 4, 2009, the Predecessor Fund had different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies. The Core Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Core Allocation Fund will perform in the future.

Calendar Year Total Returns — Institutional Class	More Recent Return Information
	1/1/09–3/31/09	-5.96%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest (4/1/03–6/30/03)	12.79%
	Lowest (10/1/08–12/31/08)	-12.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)(8)
Institutional Class — Before Taxes(1)	-26.72%	0.95%	3.00%	3.90%
Institutional Class — After Taxes on Distributions(1)	-28.90%	-1.04%	0.97%	1.84%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	-17.14%	-0.04%	1.53%	2.29%
Administrative Class	-27.07%	0.46%	2.53%	3.43%
MSCI AC World Index(2)	-42.19%	-0.06%	-0.14%	1.75%
Barclays Capital U.S. Aggregate Index(3)	5.24%	4.65%	5.63%	5.53%
Russell 3000 Index(4)	-37.31%	-1.95%	-0.80%	1.12%
Lipper Mixed-Asset Target Allocation Moderate Funds Average(5)	-25.40%	-0.35%	1.14%	2.07%
Blended Index I(6)	-25.33%	2.23%	2.66%	3.81%
Blended Index II(7)	-22.18%	1.92%	2.76%	3.79%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class will vary.

(2)

The Morgan Stanley Capital International (“MSCI”) AC World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index. The MSCI AC World Index replaced the Russell 3000 Index as a primary comparative index of the

10	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Fund because the Manager believes the MSCI AC World Index is more representative of the Fund’s investment strategies, which are different from those of the Predecessor Fund.
(3)

The Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers) is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(5)

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

(6)

The Blended Index I represents the blended performance of a hypothetical index developed by the Manager made up of 60% MSCI AC World Index and 40% Barclays Capital Global Aggregate Bond Index. The MSCI AC World Index is described above. The Barclays Capital Global Aggregate Index (formerly sponsored by Lehman Brothers) provides a broad-based measure of the global investment-grade fixed income markets. It is not possible to invest directly in the index. The Blended Index I replaced the Blended Index II as a comparative index of the Fund because the Manager believes the Blended Index I is more representative of the Fund’s current investment strategies.

(7)

The Blended Index II represents the blended performance of a hypothetical index developed by the Manager made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index (formerly sponsored by Lehman Brothers). The Russell 3000 Index and Barclays Capital U.S. Aggregate Index are described above. The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to 9/1/06, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(8)	The Predecessor Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Fees and Expenses—Core Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Core Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.85%	None	0.14%	0.76%	1.75%	0.73%	1.02%
Administrative Class	0.85	0.25%	0.14	0.76	2.00	0.73	1.27

(1)

“Other Expenses,” which are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and organizational expenses estimated to be attributable to each class.

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has agreed, for the Fund’s fiscal year ending November 30, 2009, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.02% and 1.27% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$104	$325	$563	$1,248
Administrative Class	129	403	697	1,433

Prospectus	11

Summary of the Funds (continued)

Performance Information— Growth Allocation Fund	The Growth Allocation Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses— Growth Allocation Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Growth Allocation Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.85%	None	1.92%	0.85%	3.62%	2.53%	1.09%
Administrative Class	0.85	0.25%	1.92	0.85	3.87	2.53	1.34

(1)

“Other Expenses,” which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2009, reflect, among other things, custody, transfer agency and 1.17% in organizational expenses estimated to be attributable to each class.

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the publicly reported total annual fund operating expenses of the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.24% and 0.49% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional Class	$111	$483
Administrative Class	136	559

12	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2015 Fund	The 2015 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2015 Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the 2015 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.80%	None	1.92%	0.72%	3.44%	2.52%	0.92%
Administrative Class	0.80	0.25%	1.92	0.72	3.69	2.52	1.17

(1)	“Other Expenses” include 1.17% in organizational expenses estimated to be attributable to each class, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.20% and 0.45% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional Class	$94	$443
Administrative Class	119	520

Prospectus	13

Summary of the Funds (continued)

Performance Information—2020 Fund	The 2020 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2020 Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the 2020 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.80%	None	1.92%	0.73%	3.45%	2.49%	0.96%
Administrative Class	0.80	0.25%	1.92	0.73	3.70	2.49	1.21

(1)	“Other Expenses” include 1.17% in organizational expenses estimated to be attributable to each class, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.23% and 0.48% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional Class	$98	$449
Administrative Class	123	526

14	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2030 Fund	The 2030 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2030 Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the 2030 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.85%	None	1.92%	0.74%	3.51%	2.44%	1.07%
Administrative Class	0.85	0.25%	1.92	0.74	3.76	2.44	1.32

(1)	“Other Expenses” include 1.17% in organizational expenses estimated to be attributable to each class, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.33% and 0.58% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional Class	$109	$462
Administrative Class	134	539

Prospectus	15

Summary of the Funds (continued)

Performance Information—2040 Fund	The 2040 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2040 Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the 2040 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.85%	None	1.92%	0.82%	3.59%	2.51%	1.08%
Administrative Class	0.85	0.25%	1.92	0.82	3.84	2.51	1.33

(1)	“Other Expenses” include 1.17% in organizational expenses estimated to be attributable to each class, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.26% and 0.51% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional Class	$110	$479
Administrative Class	135	556

16	Allianz Multi-Strategy Funds

Summary of the Funds (continued)

Performance Information—2050 Fund	The 2050 Fund recently commenced operations and does not have a full calendar year of performance.

Fees and Expenses—2050 Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the 2050 Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)(4)	Net Annual Fund Operating Expenses
Institutional Class	0.85%	None	1.92%	0.83%	3.60%	2.51%	1.09%
Administrative Class	0.85	0.25%	1.92	0.83	3.85	2.51	1.34

(1)	“Other Expenses” include 1.17% in organizational expenses estimated to be attributable to each class, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2009.
(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Underlying Funds and Other Acquired Funds, and upon the total annual operating expenses of Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see the Annual Underlying Fund Expenses table in this Prospectus.

(3)

The Manager has contractually agreed to waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Funds not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). See “Management of the Funds—Management Fees” below.

(4)

The Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, the Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.26% and 0.51% of the Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional Class	$111	$483
Administrative Class	136	559

Prospectus	17

Summary of Principal Risks

As the Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Funds” includes both the Funds and the Underlying Funds.

Each of the Funds is generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities.

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s investments as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summary and are summarized in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in a Fund.

The following summarizes principal risks associated with investments in the Underlying Funds, Other Acquired Funds and direct investments by the Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-498-5413.

Underlying Fund and Other Acquired Fund Risks	Because each Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-498-5413.

Allocation Risk

Each Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Fund is that the Sub-Adviser will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting

18	Allianz Multi-Strategy Funds

the Underlying Funds and other investments in which each Fund invests. The Sub-Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). Generally, the price of a convertible security will vary in some proportion to changes in the price of the underlying security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives Risk” below.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income instrument (including a security purchased with securities lending cash collateral, if a Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”). The Funds that invest in fixed income instruments (particularly underlying bond funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed income instruments are subject to some credit risk, whether the issuers of the securities are

Prospectus	19

corporations, states and local governments or non-U.S. governments. Even certain U.S. Government securities are subject to credit risk. Some Funds may invest 25% or more of their assets in obligations issued by U.S. banks. Such Funds will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Currency Risk	To the extent that a Fund invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, it may be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk	Funds that invest in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, or adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests

20	Allianz Multi-Strategy Funds

of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to this risk.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing investments in a small number of issuers, industries, foreign currencies or regions increases risk to the Funds. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the net asset value of those Funds. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Prospectus	21

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Fund normally invests in a number of different Underlying Funds, to the extent that a Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income instruments rated lower than Baa by Moody’s or BBB by S&P or Fitch, or unrated securities determined to be of comparable quality. Underlying bond funds which invest in high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying bond fund’s ability to sell them. See “Liquidity Risk” below. If an issuer of a security is in default with respect to interest or principal payments, an underlying bond fund may lose its entire investment.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income instruments will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income instruments held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income instruments with similar durations.

Variable and floating rate securities are generally less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Certain Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

22	Allianz Multi-Strategy Funds

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, short sales, reverse repurchase agreements, and when-issued, delayed-delivery or forward commitment transactions. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in a Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets, periods of relative illiquidity, volatility or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sectors, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income instruments may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income instruments.

Mortgage-Related and Other Asset-Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries

Prospectus	23

differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest a substantial amount of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. See “Tax Consequences.”

REIT and Real Estate-Linked Derivatives Risk	A Fund that invests in REITs or real estate-linked derivative instruments is subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and in the credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, the Fund will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause that Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk	To the extent a Fund makes use of short sales for investment and risk management purposes, it will be subject to risks associated with selling short. One of the Underlying Funds, the Allianz NACM Global Equity 130/30 Fund, utilizes short sales as a principal investment strategy. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities, as well as liquidity risk, are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

24	Allianz Multi-Strategy Funds

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Underlying Funds

Because each Fund intends to invest its assets primarily in Underlying Funds, and none of the Underlying Funds is offered in this Prospectus, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Funds may invest in additional funds of Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds, PIMCO Funds or other affiliated and non-affiliated funds created in the future. Allianz Funds and Allianz Multi-Strategy Funds are advised by Allianz Global Fund Management. The Nicholas-Applegate Institutional Funds are advised by Nicholas-Applegate Capital Management LLC (“NACM”). The PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). NACM and PIMCO are affiliated with Allianz Global Fund Management, as both entities are indirect subsidiaries of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-498-5413.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds:	1-800-498-5413
Allianz Funds Multi-Strategy Trust:	1-800-498-5413
Nicholas-Applegate Institutional Funds:	1-800-551-8043
PIMCO Funds:	1-800-498-5413

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$3 billion or more
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more

Prospectus	25

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations
NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	50–100	All capitalizations
NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Same as the Russell 1000 Growth Index
NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
NACM International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion
NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more

26	Allianz Multi-Strategy Funds

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
RCM Disciplined International Equity(1)	Long-term capital appreciation	Equity securities of companies worldwide	50–115	Greater than $1.5 billion
RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	75–150	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more
RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index
RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations
RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million
RCM Wellness	Long-term capital appreciation	Equity securities of wellness-related companies	30–60	All capitalizations

(1)	Effective April 30, 2009, the Underlying Fund’s name was changed from RCM International Growth Equity Fund to RCM Disciplined International Equity Fund.

	Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds Multi-Strategy Trust	NACM Global Equity 130/30	Long-term capital appreciation	Long and short positions in equity securities of companies worldwide	60–130 long positions 40–70 short positions	All capitalizations
	NACM International Growth	Maximize long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations
	RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations
	RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	50–80	Greater than $1.5 billion

Prospectus	27

Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
RCM Global EcoTrendsSM	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations
RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations
RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

	Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate Institutional Funds	Nicholas-Applegate Emerging Markets	Long-term capital appreciation	Emerging equity markets	100–150	MSCI Emerging Markets Index
	Nicholas-Applegate Global Select	Long-term capital appreciation	Global equity markets	50–100	All capitalizations
	Nicholas-Applegate International All Cap Growth	Current income and capital growth	International equity securities of all market capitalizations	50–100	All capitalizations
	Nicholas-Applegate International Growth Opportunities	Long-term capital appreciation	Securities of non-U.S. growth companies	50–100	Smallest 20% of Citigroup World Ex-U.S. BMI Index
	Nicholas-Applegate International Systematic	Long-term capital appreciation	International equity markets	100–150	MSCI EAFE Index
	Nicholas-Applegate U.S. Convertible(1)	Maximize total return consisting of capital appreciation and current income	Securities that are convertible into common stock	60–80	All capitalizations
	Nicholas-Applegate U.S. Emerging Growth	Long-term capital appreciation	Smaller capitalization common stocks of U.S. companies	130–170	Russell 200 Growth Index
	Nicholas-Applegate U.S. High Yield Bond(2)	Current income and capital growth	U.S. corporate high yield bonds	N/A	N/A
	Nicholas-Applegate Small to Mid Cap	Long-term capital appreciation	Mid-cap growth companies	125–170	Russell 2500 Growth Index
	Nicholas-Applegate U.S. Micro Cap Growth	Long-term capital appreciation	Micro capitalization common stocks of U.S. companies	100–140	Russell Microcap Growth Index
	Nicholas-Applegate U.S. Systematic Large Cap Growth	Long-term capital appreciation	Large capitalization stock of growth companies	70	Russell 1000 Growth Index
	Nicholas-Applegate U.S. Ultra Micro Cap	Long-term capital appreciation	Micro capitalization growth. Companies	60–90	Below the Russell Microcap Growth Index

(1)	The Nicholas-Applegate U.S. Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)	The Nicholas-Applegate U.S. High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

28	Allianz Multi-Strategy Funds

	PIMCO Fund(7)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Short Duration	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% below Baa	0%
	PIMCO Commodity-RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% below Baa	0–30%
	PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%
	PIMCO Developing Local Markets	Currencies or fixed income instruments Denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% below B	≥ 80%(3)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% below B	≥80%(3)
	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% below B	≥80%(3)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% below B	No Limitation
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥ 80%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥ 80%(3)
	PIMCO Fundamental Advantage Tax Efficient Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments, a substantial portion of which is comprised of high yield municipal securities	4–11 years	No limitation	No limitation
	PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	1–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™	Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™ TR	Enhanced RAFI™ 1000 derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
	PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	8 years	Max 15% below B	No Limitation
	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)

Prospectus	29

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income instruments issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
PIMCO High Yield	Higher-yielding fixed income instruments	+/– 2 years of its benchmark	Caa to Aaa; min 80% below Baa subject to Max 5% Caa	0–20%
PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below B	No limitation
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Investment Grade Corporate Bond	Corporate fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long-Term U.S. Government	Long-term maturity fixed income instruments	≥ 8 years	A to Aaa	0%
PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%
PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Mortgage Backed Securities(5)	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa
PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

30	Allianz Multi-Strategy Funds

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return Asset	Inflation-indexed fixed income instruments	+/– 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–10%
PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of short-term fixed income instruments	1 year–2 years beyond BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(6)	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return II	Intermediate maturity fixed income instruments with quality, non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% below Aaa	0%
PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% below Baa	No limitation

(1)	As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)

Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(6)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(7)

The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts

Prospectus	31

and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager, or its affiliate, acts as investment adviser or investment manager to each of the Underlying Funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2009, the Manager and its investment management affiliates had approximately $767.2 billion in assets under management.

The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Sub-Adviser	Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) selects the Underlying Funds and other investments in which the Funds may invest and allocates the Funds’ assets among the Underlying Funds and other investments. AGI Solutions is located at 600 West Broadway, San Diego, CA 92101. AGI Solutions provides advisory services to mutual funds and institutional accounts, and may also provide consulting and research services. Although many of the investment professionals and senior personnel at the Sub-Adviser have significant industry experience at other Allianz entities and elsewhere, the Sub-Adviser only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts. As of March 31, 2009, the Sub-Adviser had approximately $17.6 million in assets under management.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience
Stephen Sexauer	2008-2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management, LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008-2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

*	The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

32	Allianz Multi-Strategy Funds

Management Fees	Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters (the “Management Fee.”) The Manager (and not the Fund) pays a portion of the Management Fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of the Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

The Funds commenced operations during the current fiscal year, and they have agreed to pay monthly Management Fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fees
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%

A discussion regarding the basis for the approval by the Board of Trustees of the investment management agreement between the Manager and each Fund, and the sub-advisory agreement between the Manager and the Sub-Adviser with respect to the Funds, will be available in the semi-annual report to shareholders for the fiscal period ending May 31, 2009 (in the case of the Core Allocation Fund, the annual report for that Fund’s fiscal year ending June 30, 2009).

Management Fee Waiver.  For each Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements.  With respect to each Fund other than the Core Allocation Fund, the Manager has contractually agreed until March 31, 2010 to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the amount specified for each share class of each Fund under “Summary of the Funds—Fees and Expenses of the Funds” as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

With respect to the Core Allocation Fund only, the Manager has agreed, for the Core Allocation Fund’s fiscal year ending November 30, 2009, to waive its Management Fee, or reimburse the Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.02% and 1.27% of the Core Allocation Fund’s average net assets attributable to Institutional Class and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Prospectus	33

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•	The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Funds” in the “Summary of the Funds” above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)		Total Fund Operating Expenses
Allianz Funds
CCM Capital Appreciation	0.67%		0.02%		0.69%
CCM Emerging Companies	1.50	(3)	0.01		1.51
CCM Focused Growth	0.70		0.02		0.72
CCM Mid-Cap	0.68		0.01		0.69
NACM Emerging Markets Opportunities	1.35		0.03		1.38
NACM Global	1.05		0.01		1.06
NACM Growth	0.75		0.02		0.77
NACM Income & Growth	0.90		0.02		0.92
NACM International	1.05		0.02		1.07
NACM Mid-Cap Growth	0.90		0.06		0.96
NACM Pacific Rim	1.35		0.02		1.37
NFJ All-Cap Value	0.90		0.01		0.91
NFJ Dividend Value	0.65	(5)	0.02		0.67
NFJ International Value	1.03		0.01		1.04
NFJ Large-Cap Value	0.69		0.01		0.70
NFJ Mid-Cap Value	0.85		0.03		0.88
NFJ Small-Cap Value	0.81	(7)	0.01		0.82
OCC Growth	0.75		0.01		0.76
OCC Opportunity	0.90		0.01		0.91
OCC Renaissance	0.84	(4)	0.01		0.85
OCC Target	0.79		0.02		0.81
RCM Disciplined International Equity	0.95		0.01		0.96
RCM Global Resources	1.05		0.02		1.07
RCM Global Small-Cap	1.35		0.02		1.37
RCM Large-Cap Growth	0.70		0.01		0.71
RCM Mid-Cap	0.72		0.01		0.73
RCM Small-Cap Growth	1.10		0.02		1.12
RCM Strategic Growth	1.25		0.13		1.38
RCM Technology	1.19		0.06		1.25
RCM Wellness	1.25		0.02		1.27
Allianz Multi-Strategy Funds
NACM Global Equity 130/30	1.10		1.25	(14)	2.35	(16)
NACM International Growth	0.85		1.35	(15)	1.20	(16)
RCM All Horizons	0.95		0.35	(14)	1.30	(16)
RCM Disciplined Equity	0.70		0.28	(14)	0.98	(16)
RCM Global EcoTrendsSM	1.00		1.02	(14)	2.02
RCM Global Water	0.95		0.61	(14)	1.56
RCM International Opportunities	0.85		0.35	(14)	1.20	(16)
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.55		0.00		0.45
PIMCO California Short Duration Municipal Bond	0.35		0.00		0.35
PIMCO CommodityRealReturn Strategy	0.74		0.01		0.75	(6)

34	Allianz Multi-Strategy Funds

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund (Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
PIMCO Convertible	0.65		0.11	0.76
PIMCO Developing Local Markets	0.85		0.00	0.85
PIMCO Diversified Income	0.75		0.08	0.83
PIMCO Emerging Local Bond	0.85		0.00	0.85
PIMCO Emerging Markets Bond	0.85		0.00	0.85
PIMCO Extended Duration	0.50%		0.00%	0.50%
PIMCO Floating Income	0.55		0.01	0.56
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50		0.38	0.88
PIMCO Foreign Bond (Unhedged)	0.50		0.31	0.81
PIMCO Fundamental Advantage Tax Efficient Strategy	0.89		0.00	0.89
PIMCO Fundamental Advantage Total Return Strategy	0.89		0.00	0.89
PIMCO Fundamental IndexPLUS™	0.60		0.00	0.70
PIMCO Fundamental IndexPLUS™ TR	0.79		0.00	0.79
PIMCO Global Advantage Strategy Bond	0.70		0.10	0.80
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55		0.47	1.02
PIMCO Global Bond (Unhedged)	0.55		0.29	0.84
PIMCO GNMA	0.50		0.45	0.95
PIMCO High Yield	0.50	(10)	0.01	0.51
PIMCO High Yield Municipal Bond	0.55		0.00	0.55
PIMCO Income	0.45		1.04	1.49
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75		0.76	1.51
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64		0.64	1.28
PIMCO Investment Grade Corporate Bond	0.50		0.07	0.57
PIMCO Long Duration Total Return	0.50		0.00	0.50
PIMCO Long Term U.S. Government	0.48		0.00	0.48
PIMCO Low Duration	0.43	(11)	0.00	0.43
PIMCO Low Duration II	0.50		0.01	0.51
PIMCO Low Duration III	0.50		0.04	0.54
PIMCO Moderate Duration	0.45	(12)	0.00	0.45
PIMCO Money Market	0.32		0.00	0.32
PIMCO Mortgage-Backed Securities(8)	0.50		0.70	1.20
PIMCO Municipal Bond	0.47		0.08	0.55
PIMCO New York Municipal Bond	0.45		0.00	0.45
PIMCO Real Return Asset	0.60	(9)	0.01	0.61
PIMCO Real Return	0.45		0.00	0.45
PIMCO RealEstate-RealReturn Strategy	0.74		0.00	0.74
PIMCO Short Duration Municipal Income	0.35		0.00	0.35
PIMCO Short-Term	0.45		0.01	0.46
PIMCO Small Cap StocksPLUS® TR	0.69		0.00	0.69
PIMCO StocksPLUS®	0.50		0.09	0.59
PIMCO StocksPLUS® Total Return	0.64		0.00	0.64
PIMCO StocksPLUS® TR Short Strategy	0.69		0.00	0.69
PIMCO Total Return	0.43	(13)	0.06	0.49
PIMCO Total Return II	0.50		0.32	0.82
PIMCO Total Return III	0.50		0.25	0.75
PIMCO Unconstrained Bond	0.90		0.02	0.92

(1)

“Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 1.15%.
(4)	The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.
(5)

Effective January 1, 2008, the Underlying Fund’s Advisory Fee became subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Underlying Fund’s average daily net assets.

(6)

The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(7)

Effective January 1, 2007, the Underlying Fund’s advisory fee became subject to reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Underlying Fund’s average net assets.

(8)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.
(9)	Effective October 1, 2008, the Advisory Fees for the Real Return Asset Fund were reduced to an annual rate of 0.30%.
(10)	Effective October 1, 2008, the High Yield Fund’s supervisory and administrative fee was increased to 0.30% per annum.

Prospectus	35

(11)	Effective October 1, 2008, the Low Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(12)	Effective October 1, 2008, the Moderate Duration Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(13)	Effective October 1, 2008, the Total Return Fund’s supervisory and administrative fee was increased to 0.21% per annum.
(14)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ended November 30, 2008.
(15)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ending November 30, 2009.
(16)

Reflects the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, exceed the Total Fund Operating Expenses figure reflected in the table.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Class I and II shares):
Underlying Fund (Nicholas-Applegate Institutional Funds)	Advisory Fees	Administrative Fees	Other Expenses(2)	Total Fund Operating Expenses
Nicholas-Applegate Emerging Markets (Class II)	0.90%	0.32%	0.10%	1.32%
Nicholas-Applegate Global Select (Class II)	0.65	0.42	0.06	1.13
Nicholas-Applegate All Cap Growth (Class I)	0.85	0.27	0.05	1.17
Nicholas-Applegate International Growth Opportunities (Class II)	0.70	0.54	0.03	1.27
Nicholas-Applegate International Systematic (Class II)	0.50	0.33	0.05	0.88
Nicholas-Applegate U.S. Convertible (Class II)	0.55	0.34	0.04	0.93
Nicholas-Applegate U.S. Emerging Growth (Class I)	0.75	0.41	0.05	1.21
Nicholas-Applegate U.S. High Yield Bond (Class II)	0.40	0.15	0.03	0.58
Nicholas-Applegate U.S. Small to Mid-Cap Growth (Class I)	0.50	0.40	0.05	0.95
Nicholas-Applegate U.S. Micro Cap (Class I)	1.00	0.54	0.04	1.58
Nicholas-Applegate U.S. Systematic Large Cap (Class II)	0.45	0.49	0.05	0.99
Nicholas-Applegate U.S. Ultra Micro Cap (Class I)	1.50	0.73	0.02	2.25

(1)

While the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds have a combined Management Fee, Nicholas-Applegate Institutional Funds has an advisory fee and an administrative fee, which are paid by an Underlying Fund to the Adviser for furnishing an investment program, either directly or through others selected by it, and to the Administrator for providing administrative services for the Fund and bearing the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., interest expenses and pro rata trustee fees) attributable to the Class I and Class II shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

Potential Conflicts of Interest	The Sub-Adviser has broad discretion to allocate and reallocate the Funds’ assets among the Underlying Funds consistent with the Funds’ investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Funds invest. In this regard, the Manager or the Sub-Adviser may have a financial incentive for the Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and the Sub-Adviser to invest the Funds’ assets in Underlying Funds and Other Acquired Funds. The Sub-Adviser and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Distributor	The Trust’s distributor Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) is an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters	In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and

36	Allianz Multi-Strategy Funds

consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds and the Underlying Funds. However, Allianz Global Fund Management, AGI Solutions and AGID believe that these matters are not likely to have a material adverse effect on the Funds and the Underlying Funds or on Allianz Global Fund Management’s, AGI Solutions’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds and the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGI Solutions or AGID to perform their respective contracts with respect to the Funds and the Underlying Funds.

Investment Options—Institutional Class and Administrative Class Shares

The Trust offers Institutional Class and Administrative Class shares of the Funds in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•

Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows a Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•

Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase

Prospectus	37

the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments to Financial Firms.  Some or all of the service and distribution fees imposed on Administrative Class shares and described above are paid to the broker, dealer or financial advisor (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are generally not made with respect to Administrative Class or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions. For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

38	Allianz Multi-Strategy Funds

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Management Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares	Investors may purchase Institutional Class or Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders. Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

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Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Manager and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion.

•

Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:30 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

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Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds Multi-Strategy Trust, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or

Prospectus	39

from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers.

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Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information.  Purchases of the Funds’ Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect the Funds and their shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or the Sub-Adviser intends to retain the security in the Funds as an investment. Assets purchased by the Funds in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Funds’ assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Funds as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

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Redemption Fees.  The Funds do not currently charge redemption fees. However, retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares. These other restrictions may be stricter than those maintained by the Funds. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares. Shareholders will receive 60 days’ notice of any material changes to the Funds’ policies with respect to redemption fees, unless otherwise permitted by law.

Redeeming Shares	•

Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from

40	Allianz Multi-Strategy Funds

which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of abnormal market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Other Redemption Information.  Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are

Prospectus	41

required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of any Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone redemption payments for more than seven days, as permitted by law.

Exchange Privilege	Except as provided below or in the applicable Funds’ prospectus(es), an investor may exchange Institutional Class and Administrative Class shares of a Fund for shares of the same class of any other Fund of the Trust, Allianz Funds or PIMCO Funds that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions set forth) in the Trust’s Statement of Additional Information.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Funds and their shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days’ prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for a Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

42	Allianz Multi-Strategy Funds

Certain of the Underlying Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since many of the Underlying Funds intend to invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Underlying Funds’ non-U.S. portfolio securities and the determination of such Underlying Funds’ (and the Funds’) net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Underlying Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to a Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for a Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to a Fund, there can be no assurance of success in this regard.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person who opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Prospectus	43

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of each Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Institutional Class and Administrative Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), a Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The use of fair value pricing by Funds may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data

44	Allianz Multi-Strategy Funds

reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Funds’ shares may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds. The calculation of the Funds’ NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends in Administrative Class shares are expected to be lower than dividends in Institutional Class shares as a result of distribution fees applicable to Administrative Class shares. The Retirement Income Fund and Core Allocation Fund intend to declare and distribute income dividends to shareholders of record at least quarterly. The other Funds intend to declare and distribute income dividends at least annually. The amounts of the Funds’ income distributions to shareholders are expected to vary with market fluctuations and the rate or size of the Underlying Funds’ distributions.

In addition, the Funds intend to distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

Each Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Fund Distributions	If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to you as long-term capital

Prospectus	45

gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that a Fund owned for 12 months or less generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions from the Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

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Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to U.S. federal income tax for shareholders as capital gains. When you exchange shares of a Fund for shares of another fund, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to U.S. federal income tax as capital gains.

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Redemption by a Fund of Underlying Fund Shares.  Depending on a Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause you to recognize higher amounts of ordinary income than if you had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sale of Underlying Fund shares that have generated losses.

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A Note on Non-U.S. Investments.  An Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You will not be able to claim a credit or deduction with respect to foreign taxes. In addition, an Underlying Fund’s investment in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of distributions.

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Backup Withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

This section summarizes some of the U.S. federal income tax considerations generally applicable to investment by U.S. persons investing in the Funds; considerations under other tax laws and for non-U.S.

46	Allianz Multi-Strategy Funds

shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

As each Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for Allianz Funds, Allianz Multi-Strategy Funds or PIMCO Funds) or 1-800-551-8043 (for Nicholas-Applegate Institutional Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio managers have placed on it. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the

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company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require that Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Initial Public Offerings	Securities purchased in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to that Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on that Fund’s performance will generally decrease.

Non-U.S. Securities	The Underlying Funds (other than the Underlying Funds sub-advised by RCM Capital Management LLC (“RCM”)) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The Underlying Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded

48	Allianz Multi-Strategy Funds

in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. ADRs, EDRs and GDRs are considered by the Funds to be types of equity securities.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Foreign Currencies” below.

Emerging Market Securities	The Funds may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Funds to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	The Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase

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exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that a Fund engages in foreign currency transactions, it will be subject to the additional risk that the relative value of currencies will be different than anticipated by that Fund’s portfolio manager(s).

Derivatives	The Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which that Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that a Fund may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of the Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rate and foreign currencies. A description of these and other derivative instruments that a Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately

50	Allianz Multi-Strategy Funds

negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio managers of a Fund may wish to retain that Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, that Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because that Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

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Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income instruments, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income instruments, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Instruments	As used in this Prospectus, the term “fixed income instruments” includes, but is not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Funds may invest in derivatives based on fixed income instruments.

Fixed income instruments are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income instruments are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income instruments can be expected to decline. Fixed income instruments with longer “durations” (a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities	Securities rated below investment grade, i.e., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield” securities or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income instruments. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income instruments rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time

52	Allianz Multi-Strategy Funds

of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income instruments, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income instruments by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Funds will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager and the Sub-Adviser do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income instruments. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, that Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if that Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the Statement of Additional Information for more information.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease that Fund’s return.

Prospectus	53

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Funds may lend portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Target Risk and Target Date Funds may lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Funds’ assets. The Target Risk and Target Date Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	The Funds may make use of short sales for investment and risk management purposes, including when a sub-adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in that Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the lending broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to that Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increases, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on

54	Allianz Multi-Strategy Funds

individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, as of the date of this Prospectus, the Allianz NACM Global Equity 130/30 Fund, an Underlying Fund, is currently unable to engage in short sales of individual securities on practicable terms in light of its long-short investment strategy, and currently seeks all of its short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Funds may purchase securities which they are eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at that Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, that Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	The Funds may enter into reverse repurchase agreements and dollar rolls, subject to each Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund may also borrow money to the extent permitted under the 1940 Act, subject to any policies of that Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Manager or its affiliates. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. See “Leveraging Risk.”

Further, a Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities

The Funds may invest in illiquid securities so long as not more than 15% of the value of any Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Funds’ Sub-Advisers may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted

Prospectus	55

securities (such as securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts	The Funds may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and credit markets. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities, and as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	As discussed above, the Funds may invest primarily in other investment companies, including exchange-traded funds (ETFs). As a shareholder of an investment company, the Funds may indirectly bear service and other fees which are in addition to the fees a Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets, those amounts are reflected in that Fund’s expense table in the Fund Summary.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, the Funds may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. None of the Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

Certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial

56	Allianz Multi-Strategy Funds

public offerings and other types of transactions (such as private placements) which, because of the Funds’ relatively small size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings	A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	57

Financial Highlights

Because the Retirement Income Fund, the Growth Allocation Fund, the 2015 Fund, the 2020 Fund, the 2030 Fund, the 2040 Fund and the 2050 Fund have recently commenced operations, financial highlights are not available for those Funds.

The financial highlights table below is intended to help you understand the financial performance of Institutional Class shares of the Core Allocation Fund for the past 5 years. Administrative Class shares were not outstanding during the periods shown. The performance shown below is different than that which would have been achieved by Administrative Class shares of the Fund because of differing fees and expenses. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. The financial information shown below is that of Institutional Class shares of the Allianz Global Investors Multi-Style Fund, the Core Allocation Fund’s predecessor (the “Predecessor Fund”), which reorganized into the Core Allocation on May 4, 2009. In the absence of such reorganization, the Core Allocation Fund would not have any financial information to disclose. Except where indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the June 30, 2008 annual report to shareholders of the Predecessor Fund. The information for the period ended December 31, 2008 is included in the Predecessor Fund’s semi-annual report to shareholders, and is unaudited. The Predecessor Fund’s most recent annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
12/31/2008+	$10.55	$0.24	$(2.50)	$(2.26)	$(0.34)	$–
06/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)
06/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)
06/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)
06/30/2005	10.61	0.32	0.45	0.77	(0.29)	–
06/30/2004	9.29	0.30	1.18	1.48	(0.16)	–

*	Annualized
+	Unaudited
(a)	Calculated on average shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses.
(c)	Less than $0.01 per share.

58	Allianz Multi-Strategy Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$–	$(0.34)	$–	(c)	$7.95	(21.48)%	$12,051	0.10	%*	5.28	%*	14%
(0.14)	(1.44)	–	(c)	10.55	(4.85)	15,564	0.10		3.04		17
–	(1.03)	–	(c)	12.54	15.49	13,155	0.17		2.64		17
–	(0.35)	–	(c)	11.80	9.56	745	0.10		2.05		6
–	(0.29)	–		11.09	7.35	909	0.10		2.93		25
–	(0.16)	–		10.61	16.70	1,987	0.10		2.94		23

Prospectus	59

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

Allianz Global Investors Solutions LLC, 600 West Broadway, San Diego, CA 92101

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Multi-Strategy Funds, Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors Distributors, LLC

1345 Avenue of the Americas

New York, NY 10105-4800

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds

1345 Avenue of the Americas

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167

AZ7001_24740